UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
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National Penn Bancshares, Inc.
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NOTICE OF ANNUAL SHAREHOLDERS' MEETING

Dear National Penn Shareholder:

On Tuesday, April 25, 2006, National Penn Bancshares, Inc. will hold its Annual Meeting of Shareholders at the Sheraton Reading Hotel, Route 422 West and Paper Mill Road, Wyomissing, Pennsylvania. The meeting will begin at 4:00 p.m.

Only shareholders who owned stock at the close of business on March 3, 2006 can attend and vote at the meeting or any postponement or adjournment. At the meeting, we will:

1.	Elect four directors;

2.	Consider and act upon a proposal to approve an amended and restated Directors’ Fee Plan;

3.	Consider and act upon a proposal to ratify the Audit Committee’s selection of National Penn’s independent auditors for 2006; and

4.	Attend to other business, if any, properly presented at the meeting.

Your Board of Directors recommends that you vote in favor of the election of directors, in favor of approval of the amended and restated Directors’ Fee Plan, and in favor of ratification of the independent auditors selected for 2006, as described in this proxy statement.

At the meeting, we also will report on our 2005 business results and other matters of interest to shareholders.

We are enclosing with this proxy statement a copy of our 2005 Annual Report on Form 10-K. The approximate date this proxy statement and card(s) are being mailed is March 29, 2006.

IMPORTANT: This mailing contains an Admission Ticket. FOR SECURITY PURPOSES, YOU WILL NEED THIS ADMISSION TICKET TO ATTEND THE MEETING.

By Order of the Board of Directors

Sandra L. Spayd
March 29, 2006	Secretary

TABLE OF CONTENTS

Notice of Annual Shareholders’ Meeting
Proxy Statement	1
Proposal 1 - Election of Directors	1
Director Information	2
Corporate Governance	4
Board Committees, Meetings and Attendance	11
Director Compensation	12
Executive Compensation	15
Compensation Committee Report	15
Summary Compensation Table	19
Stock Options	20
Pension Benefits	22
Employment, Change-in-Control and Consulting Agreements	23
Performance Graph	28
Stock Ownership	29
Guidelines	29
Directors and Executive Officers	31
Five Percent Shareholders	33
Other Director and Executive Officer Information	33
Related Party and Similar Transactions	33
Section 16(a) Beneficial Ownership Reporting Compliance	34
Proposal 2 - Directors’ Fee Plan	34
Equity Compensation Plan Table	40
Proposal 3 - Ratification of Auditors	41
Audit Committee Report	42
Additional Information	44
“Householding” of Proxy Materials and Annual Reports	44
Record Date; Shares Outstanding	45
Quorum	45
Proxies; Right to Revoke	45
Default Voting	46
Voting by Street Name Holders	46
Tabulation of Votes	46
Proxy Solicitation	46
Shareholder Proposals and Nominations	47
Shareholder List	49
Annual Report for 2005	49
Exhibit A - Directors’ Fee Plan	A-1
Exhibit B - Audit Committee Charter	B-1

NATIONAL PENN BANCSHARES, INC.

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by National Penn Bancshares, Inc. ("National Penn"), on behalf of the Board of Directors, for the 2006 Annual Meeting of Shareholders. This Proxy Statement and the related proxy form are being distributed on or about March 29, 2006.

You can vote your shares by completing and returning the enclosed written proxy card. You can also vote by telephone, toll-free, or online if you have Internet access. Registered shareholders with addresses outside the United States may not be able to vote by telephone. The Internet and telephone voting facilities for shareholders of record are available 24 hours a day until they close at 4:00 p.m. on April 25, 2006. The Internet and telephone voting procedures are described on the enclosed proxy form and are designed to authenticate shareholders by use of a control number and to allow you to confirm that your instructions have been properly recorded. If you vote by telephone or through the Internet, you need not return a proxy card. Whether you vote by proxy card, by telephone or through the Internet, your shares will be voted as you direct.

You can also vote in person at the meeting. Submitting your voting instructions by returning a proxy card or by voting over the telephone or the Internet will not affect your right to attend the meeting and vote.

National Penn carried out a five-for-four stock split of its common shares on September 30, 2005. All share and per share information preceding the date of the stock split has been proportionately adjusted in this proxy statement.

PROPOSAL 1 - ELECTION OF DIRECTORS

The first proposal scheduled to be voted on at the meeting is the election of four directors. These directors will serve a three-year term as Class I directors. The Board of Directors has nominated J. Ralph Borneman, Jr., George C. Mason, Glenn E. Moyer, and Robert E. Rigg for election as Class I directors. All of these individuals are currently serving as National Penn directors.

The Board of Directors recommends a vote "FOR" all its nominees.

The Board has no reason to believe that any nominee will be unable or unwilling to serve if elected. If a nominee becomes unable or unwilling to accept nomination or election, the Board will either select a substitute nominee or will reduce the size of the Board. If you have submitted a proxy and a substitute nominee is selected, your shares will be voted for the election of the substitute nominee.

John H. Body, who is currently serving in the class of directors whose terms end in 2006, will be retiring from the Board effective with the 2006 annual meeting of shareholders.

National Penn's articles of incorporation provide that the Board shall consist of between eight and twenty directors, the exact number of which shall be set by resolution of the Board, and shall be divided into three classes equal or nearly equal in size as is possible. In accordance with these provisions, the Board has set the size of the Board at 13 directors and the size of Class II at five directors and the size of both Class I and III at four directors, effective as of the 2006 annual meeting of shareholders.

The bylaws permit shareholders to nominate candidates for election as directors. A nomination must be made in compliance with the advance notice and information requirements of the bylaws. National Penn has not received any such notice of a nomination.

In accordance with the bylaws, directors are elected by a plurality of the votes of shares present and entitled to be voted at the meeting. That means the four nominees of the Board will be elected if they receive more affirmative votes than any other nominees. In January 2006, the Board of Directors amended National Penn’s Corporate Governance Guidelines to provide that, in an uncontested election of directors (where the only nominee are those recommended by the Board), any nominee who receives a greater number of votes “withheld” than votes “for” his or her election is expected to offer his or her resignation. In any such event, the Nominating/Corporate Governance Committee will promptly consider the matter and make a recommendation to the Board, and the Board will decide whether to accept the resignation.

Director Information

The Board is separated into three classes, each with a three-year term. The terms of the persons nominated as Class I directors will expire in 2009. The terms of the continuing Class II directors expire in 2007, and the terms of the continuing Class III directors expire in 2008.

Below is biographical and other information about the nominees for election as Class I directors, and the continuing Class II and Class III directors, as of March 3, 2006.

Nominees as Class I Directors to serve until 2009:

J. Ralph Borneman, Jr., age 67, has been a director since 1988. Mr. Borneman is President and CEO of Body-Borneman Insurance & Financial Services, LLC, an insurance agency. Mr. Borneman is also a member of the boards of directors of Erie Indemnity Co. and Erie Family Life Insurance Co.

George C. Mason, age 71, has been a director since June 2004. He is a Consultant to National Penn. He is the retired Chairman of Peoples First, Inc. and its subsidiary, The Peoples Bank of Oxford, companies which National Penn acquired in June 2004. He was initially elected a director in accordance with the provisions of the Peoples First acquisition agreement.

Glenn E. Moyer, age 54, has been a director since 2002. Mr. Moyer has been President of National Penn and Chief Executive Officer of National Penn Bank since December 2003, and was Executive Vice President of National Penn since April 2001 and President and Chief Operating Officer of National Penn Bank since January 2001.

Robert E. Rigg, age 53, has been a director since 1999. Mr. Rigg is the President of Rigg Darlington Group Inc., an insurance agency. Mr. Rigg was first elected a director when National Penn acquired Elverson National Bank, as provided in the acquisition agreement.

Continuing Class II Directors to serve until 2007:

Fred D. Hafer, age 64, has been a director since 2003 and a director of National Penn Bank since 2002. He is the retired Chairman of FirstEnergy Corporation, having retired in 2001. He was formerly Chairman, President and Chief Executive Officer of GPU Corporation.

Kenneth A. Longacre, age 72, has been a director since October 2001, and was a director from 1990 through 2000. Mr. Longacre is Chairman of Farm & Home Oil Company.

C. Robert Roth, age 58, has been a director since 1990. Mr. Roth is a Bucks County Magisterial District Judge.

Wayne R. Weidner, age 63, has been a director since 1985. Mr. Weidner is Chairman and Chief Executive Officer of National Penn, and was Chairman, President and Chief Executive Officer of National Penn from January 2002 until December 2003. He was President and Chief Executive Officer of National Penn in 2001. He is also Chairman of National Penn Bank.

Donald P. Worthington, age 61, has been a director since March 2004. He is Executive Vice President of National Penn Bank and Chairman of the Bank's FirstService Division. He served as President of the FirstService Division from February 2003 until March 2004. Prior to that, he was Executive Vice President of FirstService Bank. He was initially elected a director in accordance with the provisions of the FirstService Bank acquisition agreement.

Continuing Class III Directors to serve until 2008:

Thomas A. Beaver, age 53, has been a director since July 2005. Mr. Beaver is a senior partner in the business consulting group of Reinsel Kuntz Lesher LLP, a regional accounting, tax and consulting firm.

Robert L. Byers, age 67, has been a director since April 2005. Mr. Byers is the founder and Chairman of Byers’ Choice, Ltd., a firm specializing in the handcrafting and retailing of Caroler® figurines (seasonal collectibles). Mr. Byers was a director of FirstService Bank, which was acquired by National Penn in 2003. He was initially elected a director in accordance with the provisions of the FirstService Bank acquisition agreement.

Frederick P. Krott, age 59, has been a director since 2001. Mr. Krott is President of Lamm & Witman Funeral Home, Inc. Mr. Krott was first elected a director when National Penn acquired Community Independent Bank, Inc., as provided in the acquisition agreement.

Patricia L. Langiotti, age 59, has been a director since 1986. Ms. Langiotti is President of Creative Management Concepts, a management consulting firm.

 Corporate Governance

National Penn's governing body is its Board of Directors. The Board is elected by the shareholders to direct and oversee National Penn's management in the long-term interests of shareholders.

Corporate Governance Guidelines

The Board has adopted a set of Corporate Governance Guidelines that, together with National Penn's articles of incorporation, bylaws, and the charters of Board committees, provide a framework for the governance of National Penn. The Guidelines are intended to assist the Board in the exercise of its responsibilities. As the operation of the Board is a dynamic process, these Guidelines are reviewed periodically and are changed by the Board from time to time as deemed appropriate. National Penn's Corporate Guidelines are available on National Penn's website, www.nationalpennbancshares.com. To access the guidelines, select "Governance Documents."

Director Independence

Under the Nasdaq Stock Market’s Marketplace Rules, a Nasdaq-listed company's board of directors must be comprised of a majority of independent directors. The Board has determined that each of Messrs. Beaver, Body, Borneman, Byers, Hafer, Krott, Longacre, Rigg, Roth and Ms. Langiotti is an independent director, as defined in the Nasdaq Stock Market Marketplace Rules. Specifically, the Board determined that none of these persons has any relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a National Penn director. In that regard, none of these persons is a person who:

•	Is, or during the past three years was, employed by National Penn or by any subsidiary of National Penn;

•
Accepted, or who has a relative by blood, marriage or adoption or who has the same residence as such director (a "Family Member") who accepted, any payments from National Penn or any subsidiary of National Penn in excess of $60,000 during any period of twelve consecutive months within the past three years, other than:

•	Compensation for board or committee service as a director of National Penn or a National Penn subsidiary;

•	Payments arising solely from investments in National Penn's securities;

•	Payments to a Family Member who is a non-executive employee of National Penn or a National Penn subsidiary;

•	Benefits under a tax-qualified retirement plan or non-discretionary compensation;

•
Loans or payments from a financial institution, provided such loans or payments were made in the ordinary course of business, on substantially the same terms as those prevailing at the time for comparable transactions with the general public, and in the case of loans did not present more than a normal degree of risk or other unfavorable factors, and were not otherwise subject to the public disclosure requirements of the Securities and Exchange Commission; or

•	Loans permitted by Section 13(k) of the Securities Exchange Act of 1934, including loans from a financial institution permitted by Federal Reserve Board Regulation O.

•	Has a Family Member who is, or during the past three years was, employed by National Penn or by any subsidiary of National Penn as an executive officer;

•
Is or has a Family Member who is a partner in, or a controlling shareholder or an executive officer of, any organization to which National Penn made, or from which National Penn received, payments that exceed 5% of the recipient's consolidated gross revenues for that year, or $200,000, whichever is more, in fiscal year 2005 or any of the past three fiscal years, other than:

•	Payment arising solely from investments in National Penn’s securities; or

•	Payments under non-discretionary charitable contribution matching programs.

•
Is or has a Family Member who is employed as an executive officer of another entity where at any time during the past three years any of the executive officers of National Penn serve on the compensation committee of such other entity;

•	Is or has a Family Member who is a partner in National Penn's independent auditors; or

•	Was or has a Family Member who was a partner or employee of National Penn’s independent registered public accounting firm who worked on National Penn’s audit during any of the past three years.

A majority of Board members are independent directors as defined above, and as defined by the Securities and Exchange Commission and other regulatory authorities. The independent directors periodically meet in executive session without management present.

Lead Independent Director

In July 2005, the Board of Directors formalized the position of lead independent director, a role then performed by Kenneth A. Longacre, Chairman of the Nominating/Corporate Governance Committee of the Board. As the director formally designated as lead independent director, Mr. Longacre continues to coordinate the activities of the other non-employee independent directors, chair the meetings of the non-employee independent directors in executive session, and coordinate Board meetings, agendas and related matters with Chairman and CEO Wayne R. Weidner.

In February 2006, the Board of Directors, after consideration of the recommendation of the Nominating/Corporate Governance Committee, exempted Mr. Longacre, as lead independent director, from the mandatory retirement provisions of National Penn’s bylaws for a one-year period beginning April 25, 2006, the meeting date for the 2006 annual meeting of shareholders.

Board Membership Criteria

Each member of the Board must possess the individual qualities of integrity and accountability, informed judgment, financial literacy, maturity and high performance standards. Candidates for membership on the Board are selected for their character, judgment, business experience and acumen. Board members are expected to devote the time and effort necessary to be productive members of the Board, which includes learning the business of National Penn and the Board, actively participating in Board meetings, and attending meetings of the Board and its committees.

Each non-employee director is also expected to, and currently does, meet National Penn's stock ownership guidelines, which require an equity investment in National Penn stock of at least $100,000. See “Stock Ownership - Guidelines” herein.

Board Committees

The Board maintains five standing committees: Executive, Audit, Compensation, Enterprise Risk Management and Nominating/Corporate Governance. Each committee operates under its own separate charter which is approved by the Board. These charters are available on National Penn's website. To access these items, log on to
National Penn's website, www.nationalpennbancshares.com, and select "Governance Documents."

Executive Committee. The Executive Committee is authorized to act on behalf of the Board during intervals between meetings of the Board. The Executive Committee can respond quickly to time-sensitive business and legal matters when they arise. The Executive Committee is currently comprised of eight directors.

Audit Committee. National Penn's Audit Committee is currently comprised of five directors, all of whom are independent as described under “Director Independence.” In addition to the above Nasdaq independence requirements, the SEC has issued heightened independence standards pursuant to the Sarbanes-Oxley Act of 2002 that apply to audit committee members. These standards provide that a member of a Nasdaq-listed company's audit committee may not, in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

•	Accept directly or indirectly any consulting, advisory or other compensatory fee from National Penn or any subsidiary of National Penn, except for certain retirement benefits; or

•	Be an "affiliated person" of National Penn or any subsidiary of National Penn, as defined by SEC rules.

Each of the members of National Penn's audit committee meets these heightened independence standards.

The SEC and Nasdaq also have requirements regarding financial expertise and sophistication. The Board has determined that Patricia L. Langiotti, President of Creative Management Concepts, and Fred D. Hafer, retired Chairman of FirstEnergy Corporation and formerly Chairman, President and Chief Executive Officer of GPU Corporation, each meet the SEC's definition of "audit committee financial expert" and are "financially sophisticated" under Nasdaq-listed company audit committee rules.

The Audit Committee's duties include:

•	Appointing, approving compensation for, and providing oversight of, National Penn's independent registered public accounting firm;

•	Approving all audit and non-audit services to be performed by the independent registered public accounting firm;

•	Reviewing the scope and results of the audit plans of the independent registered public accounting firm and internal auditors;

•	Overseeing the scope and adequacy of internal accounting control and record-keeping systems;

•	Reviewing the objectivity, effectiveness and resources of the internal audit function;

•	Conferring independently with, and reviewing various reports generated by, the independent registered public accounting firm;

•	Resolving any disagreements between management and the independent registered public accounting firm; and

•
Establishing procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

A more comprehensive description of the duties and responsibilities may be found in the Audit Committee Charter, which is attached to this proxy statement as Exhibit B. It also may be accessed on National Penn's website, www.nationalpennbancshares.com, by selecting "Governance Documents."

Compensation Committee. National Penn's Compensation Committee generally reviews, approves and reports to the Board on compensation and related programs and plans. The Compensation Committee is currently comprised of five directors, all of whom are independent, as described under “Director Independence.” The Compensation Committee's duties include:

•
Recommending compensation to the Board of Directors (meeting in Executive Session with only independent directors present) for National Penn’s Chairman and Chief Executive Officer and National Penn’s President;

•	Determining compensation for, and approving promotions of, other executive officers;

•
Reviewing the annual performance objectives of National Penn’s Chief Executive Officer and, with input from the other independent directors, annually evaluating the performance of the Chief Executive Officer;

•	Establishing compensation policies for National Penn's directors, officers and employees generally; and

•	Administering National Penn's stock-based compensation plans and employee benefit plans.

The Compensation Committee charter may be accessed on National Penn's website, www.nationalpennbancshares.com, by selecting "Governance Documents."

Enterprise Risk Management Committee. National Penn’s Enterprise Risk Management Committee assists the Board of Directors in providing oversight, direction and authority to management regarding National Penn’s enterprise-wide risk management process. The Enterprise Risk Management Committee is currently comprised of four directors, including the Chairs of the Audit, Compensation and Nominating/Corporate Governance Committees, all of whom are independent, as described under “Director Independence.”

The Enterprise Risk Management Committee charter may be accessed on National Penn’s website, www.nationalpennbancshares.com, by selecting “Governance Documents.”

Nominating/Corporate Governance Committee. National Penn's Nominating/Corporate Governance Committee identifies and recommends nominees for election to the Board, and oversees matters of corporate governance processes, including Board performance. The Nominating/Corporate Governance Committee is currently comprised of five directors, all of whom are independent, as described under "Director Independence."

The Nominating/Corporate Governance Committee's duties specifically include:

•	Screening and recommending candidates as nominees for election to the Board (see also "Consideration of Director Nominees" below);

•	Evaluating Board performance—over-all, and individually by director;

•	Overseeing the training and orientation of directors;

•	Reviewing corporate policies such as Code of Conduct, stock ownership of directors and management, insider trading and director attendance; and

•	Ensuring an appropriate structure for management succession and development.

The Nominating/Corporate Governance Committee charter may be accessed on National Penn's website, www.nationalpennbancshares.com, by selecting "Governance Documents."

Consideration of Director Nominees

The Nominating/Corporate Governance Committee selects individuals for nomination to the Board based on the criteria set forth in National Penn’s corporate governance guidelines. Under these criteria, a majority of the directors are to be independent, as described under “Director Independence.”

The Board believes independent directors add balance and diversity to the composition of the Board, and should be selected from fields related to important strategic needs of National Penn. Selection is to be made from individuals whose leadership and effectiveness have been demonstrated or whose specialized training or experience will be of value to National Penn. Candidates for the Board are to meet the following qualifications:

•	High-level leadership experience in business or administrative roles.

•	Breadth of knowledge about issues affecting National Penn.

•	Ability and willingness to contribute special competencies to Board activities.

•	Unquestioned personal integrity.

•	Loyalty to National Penn and concern for its success. Courage to criticize and to apply sound business ethics. Sound and independent judgment.

•	Awareness of a director’s vital part in National Penn’s good corporate citizenship and corporate image.

•	Time available for meetings and consultation on National Penn matters.

The Board endorses the value of seeking qualified directors from diverse backgrounds. The Nominating/Corporate Governance Committee considers from time to time, individuals who in the judgment of the Committee would be best qualified to fill a vacancy on the Board. The Committee will consider the experience and expertise already present on the Board so as to broaden the collective experience and expertise of the Board. Candidates for membership on the Board may be provided by a director or shareholder, and the committee may retain professional search firms. Shareholders who wish to suggest candidates as nominees should write to National Penn Bancshares, Inc., Philadelphia and Reading Avenues, Boyertown, PA 19512 (Attention: Corporate Secretary), stating in detail the qualifications of the persons they recommend.

Code of Conduct

National Penn has adopted a Code of Conduct that addresses, among other things, ethical conduct, conflicts of interest, integrity of financial reports, legal compliance and the reporting of violations. The Code applies to all directors, officers and employees. All directors, officers and employees are required annually to affirm their acceptance of, and compliance with, the Code of Conduct. The Code of Conduct may be accessed on National Penn's website, www.nationalpennbancshares.com, by selecting "Governance Documents."

Contacting the Board of Directors

The Board welcomes communications from shareholders and has adopted a procedure for receiving and addressing them. Shareholders may write to either the entire Board or to individual directors. To do so, you should send your communication to National Penn Bancshares, Inc., Philadelphia and Reading Avenues, Boyertown, PA 19512 (Attention: Corporate Secretary). Likewise, e-mail communications should be addressed to the Corporate Secretary at slspayd@natpennbank.com. The Corporate Secretary does not screen letters or e-mails for content, but will forward a letter or e-mail to an individual director or Board committee as the Corporate Secretary feels appropriate if no specific direction is provided.

Board Committees, Meetings and Attendance

The following table summarizes the Board Committees on which each National Penn director serves as of March 3, 2006, and the number of Committee meetings held in 2005.

Name	Audit	Compensation	Enterprise Risk Management	Executive	Nominating/ Corporate Governance
Non-Employee Directors:
Thomas A. Beaver(1)
John H. Body(2)		Member		Member	Member
J. Ralph Borneman, Jr.		Chair	Member	Member	Member
Robert L. Byers		Member
Fred D. Hafer	Member	Member
Frederick P. Krott	Member
Patricia L. Langiotti	Chair		Member	Member	Member
Kenneth A. Longacre		Member	Member	Member	Chair
George C. Mason				Member
Robert E. Rigg	Member				Member
C. Robert Roth	Member		Chair	Member

Employee Directors:
Glenn E. Moyer				Member
Wayne R. Weidner				Chair
Donald P. Worthington

Number of Meetings in 2005	11	6	4	0	4

All directors attended at least 75% of the meetings of the full Board and the meetings of the committees on which they served.

National Penn directors are expected to attend annual meetings of shareholders and, barring unforeseen circumstances, generally do so. Last year's annual meeting was attended by all thirteen persons serving as National Penn directors at that time.

Director Compensation

Messrs. Weidner, Moyer and Worthington are the only directors who are also National Penn employees. National Penn does not pay any of these directors any additional compensation for serving as directors of National Penn or any subsidiary.

The following table summarizes the compensation arrangements with non-employee directors for 2005 and 2006:

	2005	2006
National Penn Bancshares Board Annual Retainers(1)
Chair - Audit Committee
Chair - Other Committees (Compensation, Enterprise Risk
Management and Nominating/Corporate Governance)
Additional Retainer - Lead Independent Director
All Other Board Members
	$15,000 $12,500 N/A $10,000	$15,000 $12,500 $5,000 $10,000

National Penn Bancshares Board Fees Paid Per Monthly Meeting Attended Phone Meetings	N/A N/A	$1,000 $1,000

National Penn Bancshares Committee Fees Paid Per Meeting Attended
Audit Committee Chair and Members
Audit Committee Meeting by Conference Call
Chair of Audit Committee also receives fee per phone
meeting with accountants
Audit Committee Chair attendance at Subsidiary Board
Meeting
Audit Committee Members attendance at Executive
Disclosure Committee meeting
All Other Committee Chairs and Members (Compensation, Enterprise
Risk Management, and Nominating/CorporateGovernance)
Committee Phone Meetings
	$750 $375 $250 $750 $750 $500 $250	$750 $750 $250 $750 $750 $500 $500

National Penn Bank Board Fees Paid Per Quarterly Meeting Attended Phone Meetings	$3,000 $1,500	$3,000 $3,000

National Penn Bank Committee Fees Paid Per Meeting Attended Committee Phone Meetings	$350 $175	$350 $350

Director Education - Attendance at educational programs, seminars, conferences	$500 per day	$750 per day (includes travel day)

Stock Options(2)	2,000	N/A

Stock, Restricted Stock, or Restricted Stock Unit Awards (3)	800(4)	1,100(5)

(1)	Non-employee directors must attend in person or by phone 75% of all meetings (Board and Committee Meetings combined) to be paid the retainer at the end of each year.

(2)
Stock options were granted on May 3, 2005 at an exercise price of $18.744 per share (as adjusted for the 5-for-4 stock split effective September 30, 2005) under the National Penn Long-Term Incentive Compensation Plan.

(3)
Awards of stock, “performance-restricted” restricted stock or restricted stock units (“RSUs”) were made on January 25, 2006, by the Compensation Committee under the National Penn Long-Term Incentive Compensation Plan.

(4)
For National Penn’s corporate performance in 2005, each non-employee director received either 800 shares of common stock or 800 RSUs. These RSUs will be paid to a director as shares of National Penn common stock upon the director’s termination of service as a director.

(5)
For National Penn’s corporate performance in 2006, each non-employee director received either 1,100 shares of “performance-restricted” restricted stock or 1,100 “performance-restricted” RSUs. These awards are subject to forfeiture if National Penn’s corporate performance goals incorporated into the awards are not met or if the director ceases to serve as a director before January 25, 2007. If vested, these RSUs will be paid to a director as shares of National Penn common stock upon the director’s termination of service as a director.

The following table sets forth directors’ fees paid to each National Penn non-employee director for 2005. Under the Directors’ Fee Plan, non-employee directors may elect to receive payment of directors’ fees, as a current cash payment, deferred cash payment, current National Penn stock payment, or deferred National Penn stock payment. For more information on the Directors’ Fee Plan, see Proposal 2 - Directors’ Fee Plan, herein.

Name	Cash Retainer	Committee Fees	Other Meeting Fees		Total

Thomas A. Beaver(1)	$ 4,165	$ 0	$ 7,750		$ 11,915
John H. Body	10,000	9,300	14,500		33,800
J. Ralph Borneman, Jr.	12,500	13,550	16,000		42,050
Robert L. Byers(2)	7,500	2,000	16,000	(3)	25,500
Fred D. Hafer	10,000	12,625	11,500		34,125
Frederick P. Krott	10,000	4,875	23,200	(4)	38,075
Patricia L. Langiotti	15,000	27,500	16,000		58,500
Kenneth A. Longacre	12,500	10,500	16,500		39,500
George C. Mason	10,000	3,000	14,000	(5)	27,000
Robert E. Rigg	10,000	8,750	11,000		29,750
C. Robert Roth	12,500	17,400	16,000		45,900

(1)	Mr. Beaver was initially elected a National Penn director on July 27, 2005, and received a pro-rated annual cash retainer.

(2)	Mr. Byers was initially elected a National Penn director on April 25, 2005, and received a pro-rated annual cash retainer.

(3)
Mr. Byers serves as a non-employee member of National Penn Bank’s FirstService Bank Divisional Board and in 2005 received fees for such services in accordance with the agreement relating to the FirstService Bank acquisition. In 2005, these fees totaled $9,000 and are included in ”Other Meeting Fees”.

(4)
Mr. Krott serves as a non-employee member of National Penn Bank’s Berks Divisional Board and in 2005 received fees for such services in accordance with the agreement relating to the Community Independent Bank (Bernville Bank) acquisition. In 2005, these fees totaled $7,200 and are included in “Other Meeting Fees”.

(5)
Mr. Mason serves as a non-employee member of National Penn’s Peoples Bank of Oxford Divisional Board and in 2005 received fees for such services in accordance with the agreement relating to the Peoples First, Inc. acquisition. In 2005, these fees totaled $10,000 and are included in “Other Meeting Fees”.

EXECUTIVE COMPENSATION

Compensation Committee Report

The Compensation Committee of National Penn's Board of Directors, comprised of five independent directors, generally establishes the compensation levels of National Penn's executive officers. In the case of National Penn's two most senior executive officers, Wayne R. Weidner (Chairman and Chief Executive Officer) and Glenn E. Moyer (President), the Compensation Committee makes recommendations on compensation (except for long-term incentive plan awards made by the Committee) to the Board of Directors. The Board then considers and acts on these recommendations in Executive Session with only independent directors present.

Compensation Philosophy and Strategy. The overall compensation philosophy and strategy is to administer a competitive total compensation program that recognizes team and individual accomplishments. National Penn's compensation program has three components:

•	Base salary;

•	Annual incentive compensation; and

•	Long-term incentive compensation.

Annual and long-term incentive compensation constitutes a significant portion of overall compensation for executive management. The Committee feels that this approach is essential in fostering a strong commitment to long-term growth in shareholder value.

Shareholder value is improved by company growth and strong financial performance. Company growth is achieved via mergers and acquisitions, new ventures, and internal growth. Strong financial performance is attained through team and individual employee performance in managing broad and profitable relationships with the company’s entire client base. These two key determinants of shareholder value are prominent in the variable pay programs in the company.

The three components of executive compensation are discussed separately below.

Base Salary. The Committee reviews base salaries of executive officers annually, considering:

•	Job scope and responsibilities;

•	Corporate, unit and individual performance; and

•	Salary rates for similar positions at other companies.

The Committee generally targets base salaries for executive management in the range of (but toward the lower end of) median salary levels of comparable level executives at similarly sized regional financial services companies in the mid-Atlantic area. The Committee makes its salary decisions based on overall Company performance as well as individual performance. Although salary decisions are made independently of decisions on other components of compensation, they are made in the context of overall compensation.

In December 2004, the Committee met to consider executive officer salaries for 2005. The Committee reviewed an independent salary study of mid-Atlantic regional financial services companies, broken down by asset size, including data on chief executive officer compensation. These companies are more comparable to National Penn than the companies in the NASDAQ Bank Stock Index included in the graph on page 28, as that index includes larger companies throughout the United States. The Committee also reviewed Mr. Weidner's performance evaluation just completed by the Board of Directors (with favorable conclusions). At the same time, the Committee conferred with its outside compensation consultant. The Committee then approved a base salary for Mr. Weidner of $393,765 for 2005. This was a 5% increase over his 2004 salary level, and in the range of median salary levels of the chief executive officers of the companies covered by the study. This action was reviewed and approved by the Board of Directors (meeting in Executive Session with only independent directors present) later in December 2004.

Annual Incentive Compensation. Superior growth and performance in the short-term is rewarded with annual incentive compensation paid under National Penn's Executive Incentive Compensation Plan. This compensation tool is designed to motivate Plan participants to accomplish and improve on-going operating results. All performance measures are identifiable, support overall business objectives, and may have both qualitative and quantitative parameters. Additionally, the level of awards is structured to be competitive with peer organizations.

Each year in advance, the Committee selects the persons who are to participate in the Executive Incentive Plan, and establishes National Penn's financial performance goals and an award schedule for the ensuing year.

In January 2005, the Committee selected 35 persons, including Messrs. Weidner and Moyer and the other executive officers identified in this Proxy Statement as the "Named Executive Officers", to participate in the Plan in 2005, and established National Penn's financial performance goals for 2005 utilizing earnings per share as the primary corporate measure. 2005 performance goal levels included "Threshold" (below which no award would be paid), "Market Target," "NPB Target," and "Optimum." The Committee established award levels for each category of Plan participants using various percentage amounts of base salary at the various 2005 earnings per share target levels. For Messrs. Weidner and Moyer, the Committee set the award level at 40% of base salary if the "Market Target" performance goal was met, and 50% of base salary if the "NPB Target" performance goal was met.

After year-end, the Committee determines the extent to which the financial performance goals have been met. If National Penn does not meet the Threshold goal, no incentive awards are made. Awards for performance between Threshold and Market Target, Market Target and Company Target, or Company Target and Optimum are interpolated. Performance above Optimum is interpolated at half the rate of award increase between Company Target and Optimum.

The Plan also provides for discretionary additional annual incentive awards, based on individual performance. Such an award may not exceed 20% of the participant's base salary. In the case of Messrs. Weidner and Moyer, such an award may not exceed 20% of their cash award based on National Penn's financial performance.

Each year, the Compensation Committee determines, in advance, the matching amount, if any, of the cash incentive awards that will be subject to mandatory deferral and the risk of forfeiture for five years. For Plan year 2005, the Committee set this additional amount at one-third of the cash incentive award. At the end of five years, if the participant is still employed, has retired at age 60 or later, or has died, the participant (or his or her designated beneficiary) becomes entitled to the deferred incentive award plus interest, together with a 100% matching contribution from National Penn. Interest accrues on the mandatory deferral at a money market rate, adjusted quarterly. The participant forfeits the deferred incentive award if the requirements for a matching contribution are not satisfied. If there is a change-in-control of National Penn, each participant becomes entitled to an amount equal to all incentive awards still deferred under the Plan plus interest, together with a matching contribution from National Penn. On the date of the change-in-control, the Plan terminates and all amounts are to be paid out within 30 days.

In January 2006, the Committee met to determine incentive awards under the Executive Incentive Plan based on National Penn's financial performance for 2005. In 2005 National Penn earned $1.36 per share. These earnings were at the “NPB Target” level ($1.33 to $1.36 per share). The Committee determined the cash incentive awards for 2005 participants accordingly. For Messrs. Weidner and Moyer, the Committee recommended, and the Board of Directors (meeting in Executive Session with only independent directors present) approved, cash incentive awards of $226,407 and $181,133, respectively. Under the Plan's mandatory deferral provision, Messrs. Weidner and Moyer also received deferred incentive awards of $75,469 and $60,378, respectively. The cash awards for Messrs. Weidner and Moyer included discretionary additional incentive awards calculated at 15% of the National Penn performance-based awards.

Long-Term Incentive Compensation. The Committee believes that ownership of National Penn stock by executives who play significant roles in the success of National Penn is a key to building long-term shareholder value. To that end, equity-based incentive compensation is an effective compensation tool. While the Committee encourages executives to retain stock acquired via the long-term incentive plan, the Committee recognizes that personal circumstances often lead executives to sell some or all of the stock acquired within the plan. National Penn utilizes stock ownership guidelines, based on percentage of annual salary at various executive officer levels, to encourage stock ownership instead of stock option retention rules.

Currently, the Committee grants stock options annually to executive officers and others under a long-term incentive compensation plan approved by shareholders in 2005. Under the 2005 plan, options have an exercise price equal to the stock's fair market value on the date of grant and vest according to a schedule determined by the Committee. Upon termination of an optionee’s employment, non-vested options vest or terminate, depending on the circumstances, as provided in the plan and as determined by the Committee. If there is a change-in-control of National Penn, all non-vested options vest immediately.

In determining the number of options to be granted in 2005 to executive officers and others, the Committee considered:

•	The number of options previously granted and outstanding;

•	Vesting requirements;

•	The number of shares outstanding;

•	National Penn's financial performance; and

•	Competitive peer marketplace data.

Based on the foregoing criteria, the Committee using its best judgment granted executive officers and others non-qualified stock options for a total of 391,700 shares or .9% of National Penn's shares outstanding at September 30, 2005, including stock options for 50,000 shares granted to Mr. Weidner. These 2005 non-qualified stock options were granted on December 1, 2005 at fair market value and have a vesting schedule of 20% per year for five years.

Tax Law. Under the federal income tax law, compensation to executives of public companies in excess of $1 million per year is not deductible for income tax purposes if it is not "performance-based." The Committee continues to monitor this situation. To the extent the Committee develops new executive compensation programs, it intends to structure them so that compensation will be deemed "performance-based" under this income tax law.

J. Ralph Borneman, Jr., Chairman
John H. Body
Robert L. Byers
Fred D. Hafer
Kenneth A. Longacre

 Summary Compensation Table

The following table summarizes the total compensation, for each of the last three years, for Mr. Weidner, National Penn's chief executive officer during 2005, and the four other most highly compensated persons who were serving as executive officers at the end of 2005. These individuals are referred to as the "Named Executive Officers."

					Long-Term Compensation
	Annual Compensation				Awards		Payouts
Name and Principal Position	Year	Salary(1) ($)	Bonus (2) ($)	Other Annual Compensation ($)	Restricted Stock Awards ($)	Securities Underlying Options/ SARs (3) (#)	LTIP Payouts ($)	All Other Compensation ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)

Wayne R. Weidner	2005	$405,765	$301,876	0	0	50,000	0	$60,872	(4)
Chairman and Chief	2004	387,003	228,552	0	0	58,750	0	59,363
Executive Officer	2003	378,688	239,167	0	0	72,094	0	56,664

Glenn E. Moyer	2005	326,416	241,511	0	0	37,500	0	37,813	(4)
President; also	2004	310,937	182,839	0	0	43,750	0	8,643
President & Chief	2003	303,991	191,833	0	0	54,079	0	7,554
Executive Officer of
National Penn Bank

Bruce G. Kilroy	2005	200,059	97,875	0	0	11,000	0	28,430	(4)
Group Executive Vice	2004	182,050	72,588	0	0	12,500	0	28,932
President	2003	180,137	80,455	0	0	14,844	0	22,769

Paul W. McGloin	2005	199,306	98,105	0	0	11,000	0	7,616	(4)
Group Executive Vice	2004	178,227	71,528	0	0	12,500	0	7,384
President	2003	172,700	77,167	0	0	14,844	0	7,259

Sharon L. Weaver	2005	182,790	91,149	0	0	11,000	0	$23,045	(4)
Group Executive Vice	2004	174,658	70,932	0	0	12,500	0	23,789
President	2003	172,273	78,824	0	0	14,844	0	22,304
______________
(1)    Includes automobile and telephone allowances furnished by National Penn to facilitate job performance. These are included in income because they have an inherent personal use component.

(2)    Includes mandatory deferral award equal to one-third of the cash award under National Penn’s Executive Incentive Plan. Mandatory deferral percentage amounts, if any, are determined annually, in advance of the Plan year, by the Compensation Committee of the Board of Directors. Interest accrues on the mandatory deferral at a money market rate, adjusted quarterly (in fourth quarter 2005, the rate was 3.33 percent). The mandatory deferral plus interest is forfeited if the employee voluntarily terminates employment before age 60. If no forfeiture occurs, a mandatory deferral plus accrued interest is payable after five years, together with a 100% matching contribution. When paid, it is reported in the Proxy Statement for that year in the Summary Compensation Table in the column headed “All Other Compensation.”

(3)    Stock option grants for 2004 and 2003 are adjusted for subsequent stock dividends and stock splits, as provided in the stock compensation plan.

(4)    Includes:

(a)
50% matching contributions by National Penn in 2005 under the Capital Accumulation Plan (a 401(k) plan) ($9,000 for Mr. Weidner, $9,000 for Mr. Moyer, $6,300 for Mr. Kilroy, $6,300 for Mr. McGloin, and $5,727 for Ms. Weaver);

(b)
National Penn's matching contribution with respect to mandatory deferral amounts awarded in 2000 under National Penn's Executive Incentive Plan and paid in 2005 in accordance with the Plan ($48,369 for Mr. Weidner, $28,059 for Mr. Moyer, $21,599 for Mr. Kilroy, and $16,930 for Ms. Weaver). Matching contribution provision of Executive Incentive Plan did not apply to Mr. McGloin for plan year 2000.

(c)	Imputed value of life insurance benefits ($1,991 for Mr. Weidner, $754 for Mr. Moyer, $531 for Mr. Kilroy, $1,316 for Mr. McGloin, and $388 for Ms. Weaver); and

(d)	Long-term disability insurance premiums of $1,512 for Mr. Weidner.

 Stock Options

The following table shows certain information about the stock option awards that were made to the Named Executive Officers during 2005.

Stock Option Grants in 2005

	Individual Grants				Grant Date Value
Name	Number of Securities Underlying Options Granted(1) (#)	% of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price(2) ($/Share)	Expiration Date(3)	Grant Date Present Value Based on Black-Scholes Model(4) ($)
(a)	(b)	(c)	(d)	(e)	(f)

Wayne R. Weidner	50,000	12.78%	$20.63	1/2/2016	$267,000

Glenn E. Moyer	37,500	9.59%	$20.63	1/2/2016	200,250

Bruce G. Kilroy	11,000	2.81%	$20.63	1/2/2016	58,740

Paul W. McGloin	11,000	2.81%	$20.63	1/2/2016	58,740

Sharon L. Weaver	11,000	2.81%	$20.63	1/2/2016	58,740
_______________
(1)
Each option becomes exercisable, if the holder remains an employee after the grant date, as follows: 20% per year on the first through fifth anniversary dates of the grant. All amounts represent stock options. Each option is transferable under specified conditions.

(2)
National Penn's stock compensation plan provides that all options must be granted with an exercise price equal to the fair market value (as defined in the plan) of the stock on the date of grant. The exercise price for an option must be paid in cash; an optionee exercising a non-qualified stock option may elect to pay the exercise price and to cover required withholding taxes through the delivery or withholding of National Penn stock, as set forth in the plan.

(3)
If the optionee terminates employment voluntarily other than for retirement at age 60 or later, the non-vested portion of any option will lapse immediately and the unexercised vested portion of any option will lapse no later than three months after termination of employment. If employment terminates upon retirement at age 60 or later, disability, death, or involuntarily but not for “cause”, the nonvested portion of any option will vest immediately and the option, to the extent remaining unexercised, will lapse no later than five years after termination of employment. If employment terminates for "cause," all unexercised options lapse immediately.

(4)
Based upon the Black-Scholes option valuation model, which estimates the present dollar value of National Penn's common stock options to be $5.34 per share under option. The actual value, if any, an executive may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised. Therefore, there is no assurance the value realized will be at or near the value estimated by the Black-Scholes model. The assumptions underlying the Black-Scholes model include: (a) an expected volatility of 28.6%; (b) a risk-free rate of return of 4.61%, which approximates the 6-year, 6-month zero-coupon Treasury bond rate; (c) National Penn's average common shares dividend yield of 3.5% on the grant date; (d) an expected term of 7.6 years; and (e) an expected turnover of 5.1%.

The following table shows certain information about option exercises during 2005 by the Named Executive Officers and the value of their unexercised options as of December 31, 2005.

Aggregated Option/SAR Exercises in Last Fiscal Year
and Fiscal Year End Option/SAR Values

			Number of Securities Underlying Unexercised Options/SARs at FY-End		Value of Unexercised In the Money Options/SARs at FY-End(2)
Name	Shares Acquired On Exercise	Value Realized (1)	Exercisable #	Unexercisable (#)	Exercisable ($)	Unexercisable ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)

Wayne R. Weidner	71,422	$979,338	523,104	183,393	$2,949,923	$177,228

Glenn E. Moyer	7,500	98,980	169,381	135,526	886,875	123,551

Bruce G. Kilroy	0	0	69,942	38,604	316,666	35,692

Paul W. McGloin	0	0	24,320	37,540	68,528	30,073

Sharon L. Weaver	5,932	77,225	97,249	38,604	534,852	35,692
_____________
(1)	Represents the total market value of the underlying common shares on the date of exercise minus the total exercise price for the options exercised.

(2)
 “In-the-Money Options” are stock options where the market value of the underlying common shares exceeded the exercise price at December 31, 2005. The value of such options is determined by subtracting the total exercise price for such options from the total fair market value of the underlying common shares on December 31, 2005.

Pension Benefits

National Penn has a non-contributory, defined benefit Pension Plan generally covering employees who have reached 20 1/2 years of age and completed 1,000 hours of service with National Penn.

The following table shows the annual retirement benefits payable under the plan in the form of a straight life annuity for a range of compensation and years of service classifications. The amounts shown in the table are based on an employee who is presently age 65 and has had a constant salary for the past five years. The amounts are not subject to offset for social security or other amounts.

As of December 31, 2005, Messrs. Weidner, Moyer, Kilroy, McGloin and Ms. Weaver were credited with 43, 7, 8, 4 and 27 years of service under the plan, respectively, for benefit calculation purposes.

Pension Benefits

		Years of Service
Salary		15	20	25	30	35

$ 75,000		$14,085	$18,780	$23,475	$28,170	$32,865
100,000		20,460	27,280	34,100	40,920	47,740
125,000		26,835	35,780	44,725	53,670	62,615
150,000		33,210	44,280	55,350	66,420	77,490
175,000		39,585	52,780	65,975	79,170	92,365
200,000		45,960	61,280	76,600	91,920	107,240
225,000	(1)	46,725	62,300	77,875	93,450	109,025
250,000	(1)	46,725	62,300	77,875	93,450	109,025
275,000	(1)	46,725	62,300	77,875	93,450	109,025
300,000	(1)	46,725	62,300	77,875	93,450	109,025
325,000	(1)	46,725	62,300	77,875	93,450	109,025
350,000	(1)	46,725	62,300	77,875	93,450	109,025
375,000	(1)	46,725	62,300	77,875	93,450	109,025

_________

(1)
Salary in excess of $210,000 is disregarded in determining a participant's retirement benefit. The 2005 compensation covered by the plan (all salary) for Messrs. Weidner, Moyer, Kilroy, McGloin and Ms. Weaver was $210,000, $210,000, $200,059, $199,306 and $182,790, respectively.

Employment, Change-in-Control and Consulting Agreements

Wayne R. Weidner. Wayne R. Weidner, Chairman and Chief Executive Officer of National Penn and Chairman of National Penn Bank has an employment agreement with National Penn and National Penn Bank. This January 2003 agreement superseded a 1989 agreement that provided Mr. Weidner with a supplemental retirement benefit and a "change-in-control" benefit.

The current agreement provides for Mr. Weidner to continue service in his current executive positions. The current term of the agreement is for three years from January 22, 2004 through January 21, 2007.

Mr. Weidner's annual base compensation under the agreement is $405,577, effective January 1, 2006. Mr. Weidner is eligible for annual merit salary increases and awards of stock options, and he is entitled to participate in National Penn's Executive Incentive Plan and to participate in all health insurance and benefit plans, group insurance, pension or profit sharing plans or other plans providing benefits to National Penn employees generally. Mr. Weidner is also entitled to payment by National Penn of his regular country club dues and assessments and reimbursement for all eligible business expenses related thereto, life insurance coverage and long-term disability insurance coverage paid for by National Penn, and the receipt of an automobile allowance of at least $850 per month.

The current agreement also provides Mr. Weidner with a supplemental retirement benefit, namely, a retirement annuity for 15 years for up to 65% of his final average base salary, depending on the number of years served by him. If Mr. Weidner had retired at December 31, 2005, he would have been entitled to receive a retirement annuity of $211,562 per year for 15 years, with any concurrent payments under National Penn's pension plan credited toward the annuity payments.

Mr. Weidner's current agreement also contains a "change-in-control" benefit. This benefit is exercisable by Mr. Weidner at any time within three years after a "change-in-control" of National Penn occurs (including a "merger of equals"). If a change-in-control occurs, Mr. Weidner may elect to terminate employment and receive a lump-sum cash severance payment equal to 299% of his average annual compensation for the five years preceding the change-in-control.

National Penn may terminate the current agreement at any time with or without "cause," as defined in the agreement. If terminated without cause, the agreement will remain in effect for the remainder of its term, and Mr. Weidner will receive his base salary through the remaining term of the agreement and certain other benefits for one year. In addition, he will remain entitled to the supplemental retirement benefit and to the change-in-control benefit (should a change-in-control occur during the remaining term of the agreement). If terminated for cause, Mr. Weidner will only be entitled to receive accrued and unpaid salary through the date of termination. If terminated due to Mr. Weidner's disability, he will remain entitled to receive his base salary through the remaining term of the agreement and the supplemental retirement benefit. If terminated due to Mr. Weidner's death, Mr. Weidner's designated beneficiary will be entitled to receive a lump sum payment of his base salary through the remaining term of the agreement and the supplemental retirement benefit.

The current agreement may be terminated by Mr. Weidner at any time. In such event, Mr. Weidner will be entitled to receive accrued unpaid salary through the date of termination, the supplemental retirement benefit and the change-in-control benefit (if applicable).

The current agreement contains non-solicitation and non-competition provisions that restrict Mr. Weidner's right to compete with National Penn and National Penn Bank during the term of the agreement and, if he voluntarily terminates employment before reaching age 65, for the remainder of the term in effect at the time of termination. The current agreement also contains a non-disclosure provision binding on Mr. Weidner.

Glenn E. Moyer. Glenn E. Moyer, President of National Penn and President and Chief Executive Officer of National Penn Bank, has an employment agreement with National Penn and National Penn Bank. This agreement superseded a 1999 agreement that provided Mr. Moyer with a "change-in-control" benefit.

The current agreement provides for Mr. Moyer to continue service in his current or more senior executive positions. The current term of the agreement is for three years from December 18, 2004 through December 17, 2007. Unless terminated, the agreement is automatically extended by adding one year to the term of the agreement at the end of each year, until Mr. Moyer reaches the age of 62, after which there will be no further extensions.

Mr. Moyer's annual base compensation under the agreement is $324,466, effective January 1, 2006. Mr. Moyer is eligible for annual merit salary increases and awards of stock options, and he is entitled to participate in National Penn's Executive Incentive Plan and to participate in all health insurance and benefit plans, group insurance, pension or profit sharing plans or other plans providing benefits to National Penn employees generally. Mr. Moyer is also entitled to payment by National Penn of his regular country club dues and assessments and reimbursement for all eligible business expenses related thereto, life insurance coverage and long-term disability insurance coverage paid for by National Penn, and the receipt of an automobile allowance of at least $850 per month.

The current agreement also provides Mr. Moyer with a supplemental retirement benefit, namely, a retirement annuity for 15 years for up to 65% of his final average base salary, depending generally on the number of years served by him. Payments due to him under National Penn's pension plan will be credited toward the annuity payments.

Mr. Moyer's current agreement also contains a "change-in-control" benefit. This benefit is exercisable by Mr. Moyer at any time within three years after a "change-in-control" of National Penn occurs (including a "merger of equals"). If a change-in-control occurs, Mr. Moyer may elect to terminate employment and receive a lump-sum cash severance payment equal to 299% of his average annual compensation for the five years preceding the change-in-control.

National Penn may terminate the current agreement at any time with or without "cause," as defined in the agreement. If terminated without cause, the agreement will remain in effect for the remainder of its term, and Mr. Moyer will receive his base salary through the remaining term of the agreement and certain other benefits for one year. In addition, he will remain entitled to the supplemental retirement benefit (which, if less than 15/21 of the maximum amount based on his years of service, shall be increased to 15/21 of the maximum amount) and to the change-in-control benefit (should a change-in-control occur during the remaining term of the agreement). If terminated for cause, Mr. Moyer will only be entitled to receive accrued and unpaid salary through the date of termination. If terminated due to Mr. Moyer's disability, he will remain entitled to receive his base salary through the remaining term of the agreement and the supplemental retirement benefit. If terminated due to Mr. Moyer's death, Mr. Moyer's designated beneficiary will be entitled to receive a lump sum payment of his base salary through the remaining term of the agreement and the supplemental retirement benefit.

The current agreement may be terminated by Mr. Moyer at any time. In such event, Mr. Moyer will be entitled to receive accrued unpaid salary through the date of termination, the supplemental retirement benefit (if he is at least 58 years old at the date of termination), and the change-in-control benefit (if applicable). Should Mr. Moyer terminate the agreement prior to reaching age 58, he will not receive any supplemental retirement benefit.

The current agreement contains non-solicitation and non-competition provisions that restrict Mr. Moyer's right to compete with National Penn and National Penn Bank during the term of the agreement and, if he voluntarily terminates employment before reaching age 65, for the remainder of the term in effect at the time of termination. The current agreement also contains a non-disclosure provision binding on Mr. Moyer.

Donald P. Worthington. On September 24, 2002, National Penn and National Penn Bank entered into an employment agreement with Donald P. Worthington, former Executive Vice President of FirstService Bank, under which he would become an Executive Vice President of National Penn Bank and President of the FirstService Bank Division of National Penn Bank. The agreement honors and continues an employment agreement entered into between FirstService and Mr. Worthington in 2001. The agreement retained the original five-year term of the FirstService employment agreement and its one-year extension provisions. As extended, the term of the agreement will end on March 24, 2009.

Effective February 1, 2006, Mr. Worthington’s salary is $203,445. Under his employment agreement, his salary is subject to review and increase, but not to decrease. Mr. Worthington is also entitled under the agreement to participate in National Penn's Executive Incentive Plan, and to participate in all health insurance and benefit plans, group insurance, pension or profit sharing plans or other plans providing benefits to National Penn employees generally. Mr. Worthington is also entitled to payment by National Penn of his regular country club dues and assessments and reimbursement for all eligible business expenses related thereto, life insurance coverage and long-term disability insurance coverage paid for by National Penn, and the receipt of an automobile allowance of at least $600 per month.

If Mr. Worthington is terminated without cause, National Penn will be required to continue his base salary, medical benefits and disability insurance benefits for the remainder of the term of the agreement. However, if Mr. Worthington secures new full-time employment, his wages from that new employment will be offset from the salary continuation payments otherwise payable under the employment agreement. Following any termination of Mr. Worthington, he is prohibited, for a period of two years, from engaging in any activity competitive with National Penn within 50 miles of the principal business location of National Penn, and from soliciting or otherwise interfering with National Penn's relationship with any client, supplier, employee, agent or representative of National Penn.

Mr. Worthington's employment agreement includes a change in control benefit that would entitle him, under certain circumstances, to a lump sum cash payment in the amount of 150% of his average annual compensation for the five years preceding a change in control of National Penn, limited to the maximum amount deductible by National Penn under Section 280G of the Internal Revenue Code.

In Mr. Worthington's agreement, National Penn has also agreed to honor the supplemental executive retirement plan entered into between Mr. Worthington and FirstService. The plan provides for a lifetime annuity to Mr. Worthington equal to 60% of his then current base compensation upon retirement, commencing at any time after he reaches age 70. Once retirement benefits commence under the supplemental executive retirement plan, they will be increased annually by the lesser of 4% or the annual percentage change in the consumer price index for the preceding year. If Mr. Worthington dies, his wife will be entitled to a lifetime spousal death benefit under this plan equal to 80% of the benefit that otherwise would have then been payable to Mr. Worthington but for his death. The merger of FirstService with National Penn triggered a provision of Mr. Worthington's supplemental executive retirement plan prohibiting any termination of his benefits under that plan for any reason. Any benefits paid to Mr. Worthington under National Penn's defined benefit pension plan will be offset against any benefits payable under the supplemental executive retirement plan.

George C. Mason. George C. Mason, former chairman of the board of Peoples First, Inc., serves as a consultant to National Penn and National Penn Bank under a consulting agreement dated as of December 17, 2003. Under this agreement, Mr. Mason provides general consulting and advisory services relating to National Penn’s business. The consulting agreement is for a term of two years, beginning June 10, 2004, the effective date of the merger of Peoples First into National Penn. On the effective date of the merger, Mr. Mason’s employment agreement with Peoples First terminated, and as consideration for the termination of his employment agreement and for the consulting services to be provided to National Penn over the two-year period, Mr. Mason is to be paid $230,000, payable in twenty-four monthly installments of $9,583.

Mr. Mason provides his own health and other insurance and he does not participate in any employee benefit or welfare plan that provides benefits to National Penn employees. Pursuant to the merger agreement with Peoples First, National Penn will honor the supplemental retirement benefit plan between Mr. Mason and Peoples First. National Penn also agreed to honor the change in control provision of Mr. Mason’s employment agreement with Peoples First and accordingly, paid Mr. Mason a change in control payment in the amount of $563,093 on the effective date of the merger.

The consulting agreement will terminate if Mr. Mason dies prior to the end of its term. However, in such event, Mr. Mason’s designated beneficiary will receive a lump sum payment equal to the remaining payments through the remainder of the term of the consulting agreement. Mr. Mason is free to provide consulting services to any party other than National Penn at any time during the term of the agreement. However, during the term of the agreement, Mr. Mason may not directly or indirectly engage as a director, officer, employee, partner, shareholder, consultant, or in any other capacity, for any financial institution that is within 50 miles of West Chester, Chester County, Pennsylvania.

Bruce G. Kilroy, Paul W. McGloin and Sharon L. Weaver. National Penn and National Penn Bank are parties to agreements with Bruce G. Kilroy, Group Executive Vice President-Financial Services/Enterprisewide Image, Sharon L. Weaver, Group Executive Vice President-Operations/Technology/HR Services/Retail Market Management, and Paul W. McGloin, Group Executive Vice President and Chief Lending Officer. These agreements provide each of them with "change-in-control" benefits.

The benefits provided by these agreements become payable if two events occur. First, there must be a "change-in-control" of National Penn or National Penn Bank (as defined in the agreements). Second, the executive's employment must be terminated without cause or the executive must resign after an adverse change in the terms of his or her employment. Adverse changes include reduction in title or responsibilities, reduction in compensation or benefits (except for a reduction for all employees generally), reassignment beyond a thirty-minute commute from Boyertown, Pennsylvania, or increased travel requirements. If these two events occur, the executive will receive a lump-sum cash severance payment equal to 200% of the executive's average annual compensation for the five years preceding the change-in-control.

PERFORMANCE GRAPH

The following graph compares the performance of National Penn's common shares to the Nasdaq Stock Market Total Return Index and the Nasdaq Bank Stock Index during the last five years. The graph shows the value of $100 invested in National Penn common stock and both indices on December 31, 2000, and the change in the value of National Penn's common shares compared to the indices as of the end of each year. The graph assumes the reinvestment of all dividends. Historical stock price performance is not necessarily indicative of future stock price performance.

STOCK OWNERSHIP

Guidelines

To reinforce the importance of aligning the financial interests of our directors and executive officers with those of our shareholders, the Nominating/Corporate Governance Committee has approved minimum stock ownership guidelines for our directors, executive officers and for the other members of our “Leadership Group” (36 persons, including the executive officers).

Directors

For directors, the Guidelines require an equity investment in National Penn stock of $100,000.

Equity interests that count toward satisfaction of the Stock Ownership Guidelines include:

•	Shares owned outright by the Director.
•	Shares owned jointly by the Director and his or her spouse.
•	Shares owned outright by the Director’s spouse.
•	Shares held in trust (to the extent for the benefit of the Director).
•	Phantom shares held by the Director in the Directors’ Fee Plan.
•	Shares subject to exercisable “in the money” stock options held by the Director (to the extent of the “spread” on the “in the money” options).

The spread on “in the money” stock options cannot constitute more than one-half of the total dollar amount of a Director’s equity investment calculated under these Guidelines.

Upon initial appointment as a Director, a person has five years from the effective date of appointment to achieve compliance with the amount required by these Guidelines.

A Director’s compliance with these Guidelines will be considered in connection with the annual director performance evaluation.

The Nominating/Corporate Governance Committee monitors directors’ compliance with the Stock Ownership Guidelines. At its meeting held in December 2005, the Committee confirmed that all directors comply with the Guidelines.

Executive Officers

For executive officers and Leadership Group members, the guidelines are expressed in terms of the aggregate value of National Penn equity interests as a multiple of the officer’s base salary, as follows:

Officer	Stock Ownership Guideline

Chief Executive Officer	3 x base salary
President	3 x base salary
Group Executive Vice Presidents
(7 persons)	2 x base salary
Other members of Leadership Group
(27 persons)	1.25 x base salary

Equity interests that count toward satisfaction of the Stock Ownership Guidelines include:

•	Shares owned outright by the officer.

•	Shares owned jointly by the officer and his or her spouse.

•	Shares owned outright by the officer’s spouse.

•	Shares held in trust (to the extent for the benefit of the officer).

•	Shares held by the officer in the National Penn Capital Accumulation Plan (a 401(k) plan).

•	Shares held by the officer in the National Penn Employee Stock Purchase Plan.

•	Shares subject to exercisable “in the money” stock options held by the officer (to the extent of the “spread” on the “in the money” options).

The spread on “in the money” stock options cannot constitute more than one-half of the total dollar amount of an officer’s equity investment calculated under the Stock Ownership Guidelines.

Newly-hired or promoted officers who become subject to the Stock Ownership Guidelines have up to five years to meet the Guidelines. An officer’s compliance with the Guidelines will be considered when decisions are made affecting the officer’s compensation, including changes in base salary, annual and/or long-term incentive compensation grants or awards.

The Nominating/Corporate Governance Committee monitors officers’ compliance with the Stock Ownership Guidelines. At its meeting held in July 2005, the Committee confirmed that all executive officers comply with the Guidelines.

Directors and Executive Officers

The following table shows certain information about the ownership of National Penn common shares by the directors, nominees for director, and executive officers of National Penn, as of March 3, 2006.

Name of Beneficial Owner	Aggregate Number of Shares of National Penn Common Stock(1)		Exercisable Options for National Penn Common Stock(2)	Common Stock Units Held Under National Penn Plans (3)	Percent of Class(4)

Directors and Nominees
Thomas A. Beaver	6,808	(6)	0	657	-
John H. Body	249,590	(7)	14,360	1,900	-
J. Ralph Borneman, Jr.(5)	42,861	(8)	14,360	17,295	-
Robert L. Byers, Sr.	161,119	(9)	0	1,900	-
Fred D. Hafer	12,731	(10)	1,795	7,153	-
Frederick P. Krott	7,836	(11)	5,385	8,459	-
Patricia L. Langiotti	22,025	(12)	14,360	4,614	-
Kenneth A. Longacre	196,809		10,770	13,779	-
George C. Mason(5)	453,784	(13)	0	1,900	-
Glenn E. Moyer (5)	40,846	(14)	169,381	0	-
Robert E. Rigg(5)	541,162	(15)	1,795	11,205	1.16
C. Robert Roth	38,592	(16)	12,565	0	-
Wayne R. Weidner	82,728	(17)	523,104	0	1.28
Donald P. Worthington	113,890	(18)	5,493	0	-

Other Named Executive Officers
Bruce G. Kilroy	30,132		69,942	0	-
Paul W. McGloin	24,055	(19)	24,320	0	-
Sharon L. Weaver	17,380		97,249	0	-

All Directors and Executive
Officers as a Group (23 Persons)	2,184,644		1,270,478	68,862	7.2%
_____________

(1)	Unless otherwise indicated, sole voting and investment power is held by the named individual. Excludes Common Stock Units because actual shares are not issuable within 60 days of March 3, 2006.

(2)
Shares which may be acquired by exercise of vested options granted under National Penn stock compensation plans. Also includes shares which may be acquired by exercise of vested options granted in substitution for stock options of acquired companies, as provided in the acquisition agreements.

(3)
“Phantom” stock credited under the Directors’ Fee Plan or under the Long-Term Incentive Compensation Plan (collectively “Common Stock Units”). Common Stock Units will be converted to shares of National Penn common stock and paid out to individuals upon their termination of service or attaining age 65, in accordance with the terms of the respective Plans and the terms of the grants.

(4)
Unless otherwise indicated, amount owned does not exceed 1% of the total number of common shares outstanding as of March 3, 2006. Calculation is based on shares held and exercisable options, and excludes Common Stock Units (See footnotes 1 and 3).

(5)	Nominee for election as a Class I director.

(6)	Includes 4,908 shares held jointly with spouse.

(7)	Includes 8,830 shares owned by spouse.

(8)	Includes 27,317 shares held jointly with spouse.

(9)	Includes 112,918 shares held jointly with spouse.

(10)	All shares held jointly with spouse.

(11)	Includes 642 shares held as custodian for daughter.

(12)	Includes 25 shares held jointly with spouse and 1,728 shares owned by spouse.

(13)	Includes 25,845 shares owned by spouse.

(14)
Includes 3,288 shares owned by spouse; Mr. Moyer disclaims beneficial ownership of these shares. Also includes 679 shares held as custodian for son and 679 shares held as custodian for daughter. Includes 7,378 shares held in the National Penn Capital Accumulation Plan (401(k) plan).

(15)	Includes 12,412 shares owned by spouse and 14,595 shares owned by Rigg-Darlington Profit Sharing Plan.

(16)	Includes 22,092 shares held jointly with spouse and 2,305 shares owned by spouse.

(17)	Includes 1,283 shares held jointly with spouse. Includes 40,867 shares held in the National Penn Capital Accumulation Plan (a 401(k) plan).

(18)	Includes 7,893 shares held jointly with spouse. Includes 2,381 shares held in the National Penn Capital Accumulation Plan (a 401(k) plan).

(19)	Includes 21,557 shares held jointly with spouse.

Five Percent Shareholders

The following table shows individuals or groups known by National Penn to own more than 5% of its outstanding common shares as of March 3, 2006.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Common Shares

James K. Overstreet	3,484,596(1)	7.46%
315 Natlie Road
Phoenixville, PA 19460

_____________

(1)
Based on Schedule 13D, Amendment No. 5, as filed by Mr. Overstreet with the Securities and Exchange Commission on July 9, 2003. According to this filing: Mr. Overstreet owns 3,246,047 shares; Mr. Overstreet and Evelyn M. Overstreet, his wife, own 12,525 shares; Mrs. Overstreet owns 184,129 shares; and a limited partnership in which Mr. Overstreet is a partner owns 41,895 shares.

All share numbers shown here have been adjusted for the 5% stock dividend paid by National Penn on September 30, 2003 and the 5-for-4 stock splits carried out by National Penn on September 30, 2005 and September 30, 2004.

OTHER DIRECTOR AND EXECUTIVE OFFICER INFORMATION

Related Party and Similar Transactions

Certain directors and officers of National Penn, and companies with which they are associated, are customers of National Penn's banking subsidiary, National Penn Bank. During 2005, these individuals and companies had banking transactions with National Penn Bank in the ordinary course of business. Similar transactions may be expected to occur in the future. All loans and loan commitments involved in such transactions were made under substantially the same terms, including interest rates, collateral, and repayment terms, as those prevailing at the time for comparable transactions with other persons. In the opinion of National Penn's management, these transactions do not involve more than the normal risk of collection, nor do they present other unfavorable features. Each of these transactions was made in compliance with applicable law, including Section 13(k) of the Securities and Exchange Act of 1934 and Federal Reserve Board Regulation O. As of December 31, 2005, loans to executive officers, directors, and their affiliates represented 1.8% of shareholders' equity in National Penn.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires National Penn's directors, executive officers and more-than-10% beneficial shareholders to file reports of ownership and changes in ownership with the Securities and Exchange Commission. These persons are required by SEC regulations to furnish National Penn with copies of all their Section 16(a) filings.

Based solely on review of the Section 16(a) filings furnished to National Penn and/or written representations that no year-end Forms 5 were required to be filed, National Penn believes that its directors and executive officers complied during 2005 with all Section 16(a) filing requirements.

PROPOSAL 2 -- DIRECTORS’ FEE PLAN

On November 23, 2005, National Penn’s Board of Directors approved an amended and restated Directors’ Fee Plan (the “Plan”), subject to shareholder approval. If shareholders approve the Plan, the Plan will continue in effect through December 31, 2016, unless sooner terminated in accordance with its provisions.

The affirmative vote of a majority of the votes cast by all shareholders entitled to vote at the meeting is required for approval of the Plan. The Board of Directors recommends that shareholders vote FOR approval of the Plan.

The following describes the material terms of the Plan. This description does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan, which is attached as Exhibit A to this Proxy Statement.

Background and Purpose

The Plan is an amendment and restatement of the Directors’ Fee Plan approved by shareholders in 1997. The purposes of the amendment and restatement are to:

•	Extend the term of the Plan for the period through December 31, 2016; and

•	Make certain amendments in the deferred compensation features of the Plan to conform them to the requirements of the Federal income tax laws, as amended.

The underlying purpose of the Plan remains unchanged from that at the time of shareholder approval in 1997, namely, to provide non-employee directors of National Penn and its subsidiaries with payment alternatives for fees payable to them for future services as Board members. In addition, the Plan permits participation by members of National Penn subsidiary advisory boards who are separately compensated for such service. Board members and advisory board members are collectively referred to herein as “directors.”

A second underlying purpose of the Plan is to increase the identification of interests between directors and shareholders of National Penn by providing directors the opportunity to receive payment of their fees for Board service (collectively, “Board Fees”) in National Penn common stock rather than in cash. Since adoption of the Plan in 1997, approximately $3,043,297 in Board Fees otherwise payable in cash has been paid in shares of National Penn common stock, either issued currently or credited on a deferred basis at fair market value (as defined in the Plan and discussed herein).

Administration

The Compensation Committee of the Board of Directors of National Penn administers the Plan. The Compensation Committee is comprised of five directors who are “independent” under the listing standards of The Nasdaq Stock Market and who, as required by Securities and Exchange Commission Rule 16b-3, qualify as “non-employee directors.” See “Director Independence” herein.

The Committee has the full power to administer and interpret the Plan and to adopt or establish, and to modify or waive, rules, regulations, agreements, guidelines, procedures and instruments which it deems necessary or advisable for the administration and operation of the Plan. All questions of interpretation and application of the Plan are subject to the determination of the Committee, which will be final and binding.

Eligibility

Each director of National Penn or of a National Penn direct or indirect subsidiary, including National Penn Bank, and each member of a National Penn subsidiary advisory board, who is separately compensated for board services is eligible to participate in the Plan (collectively, “directors” ). Directors who are employees are not separately compensated for services as directors and, thus, are not eligible to participate in the Plan.

Each non-employee director of National Penn or of National Penn Bank receives the cash directors’ fees described in this Proxy Statement under “Director Compensation.” In addition, members of National Penn subsidiary advisory boards receive such compensation as is established from time to time by National Penn’s Compensation Committee and approved by the Board of Directors.

At present, there are 11 non-employee directors of National Penn, 14 non-employee directors of National Penn Bank, and 70 members of National Penn subsidiary advisory boards who are eligible to participate in the Plan.

Shares Available for Issuance

The total number of common shares which may be issued to participants or credited to deferred stock compensation accounts for them under the Plan is 81,500 shares per year (25,000 shares per year authorized in 1997, as proportionately adjusted for subsequent stock splits and stock dividends), subject to further proportionate adjustment for future stock splits, stock dividends and similar events. The shares which may be issued may be either authorized but unissued shares or treasury shares or a combination of each.

Fee Payment Alternatives

The Plan permits eligible persons to elect among four alternatives for payment of Board Fees:

Current Cash Payment. Unless an election of another method of payment is in effect, payment of Board Fees will be made in cash, and not less frequently than each June 30 and December 31.

Deferred Cash Election. A director may elect to defer payment of all or a portion of the Board Fees otherwise payable in a calendar year for subsequent payment in cash (a "Deferred Cash Election"). If partial deferral is elected, the first Board Fees payable for the calendar year will be deferred up to the amount specified in the Deferred Cash Election, and any subsequent Board Fees earned in the calendar year will be paid currently in cash. Deferred Board Fees will be credited to a book-entry account (a “Deferred Cash Compensation Account") for the director and will earn quarterly interest equal to the money market rate of return realized by mandatory deferral accounts established under National Penn's Executive Incentive Plan.

Current Stock Election. A director may elect to receive payment of Board Fees in National Penn's common shares (a "Current Stock Election"). In that case, on June 30 and on December 31, the director will receive a number of common shares equal to the amount of cash otherwise payable to him or her for Board Fees earned in the 6-month period then ended, divided by the fair market value on such date of a common share. Any amount of Board Fees which is not paid in common shares because it is less than the fair market value of a whole share will be accumulated in cash, without interest, and added to the amount used in computing the number of common shares issuable to the director on the next succeeding payment date under the Current Stock Election. If so elected by the director, the common shares will be credited to the director's Dividend Reinvestment and Stock Purchase Plan account. The “fair market value” of a common share will be the average of the closing sale prices of a common share for the 10-day trading period ending on June 30 or December 31, as appropriate.

Deferred Stock Election. A director may elect to defer payment of all Board Fees otherwise payable in a calendar year for subsequent payment in National Penn's common shares (a "Deferred Stock Election"). In that case, on June 30 and on December 31, a book-entry account (a "Deferred Stock Compensation Account") for the director will be credited with a number of common shares (including fractional shares) equal to the amount of cash otherwise payable to him or her for Board Fees earned in the 6-month period then ended, divided by the fair market value (as described above) on such date of a common share. On each dividend payment date, the director's Deferred Stock Compensation Account will be credited with an additional number of common shares (including fractional shares) equal to the amount of the dividend on the number of shares held in the account, divided by the fair market value on such date of a common share. On the dividend payment date, the fair market value of a common share will be the average of the closing sale prices of a common share for the 10-day trading period ending on that date. Upon a stock split or stock dividend, the number of shares credited to a director's Deferred Stock Compensation Account will be proportionately adjusted to reflect such event.

Payment of Deferred Amounts

Payment of cash credited to a director's Deferred Cash Compensation Account or common shares credited to a director's Deferred Stock Compensation Account for any year will be made either in a lump sum or in five or ten annual installments, beginning at age 65 or upon retirement as a director, as elected by the director in the director’s initial deferral election. The actual date on which distribution will be made or commence will be determined by the Committee, but will be not later than December 31 of the year in which such event occurs.

Deferred Cash Compensation Accounts and Deferred Stock Compensation Accounts will be maintained only on the books of National Penn, and no cash, common shares or other assets will be set aside until cash or common shares actually become payable to a director or the director’s beneficiary. No person will have voting rights with respect to common shares credited to a Deferred Stock Compensation Account and not yet payable to the director or the director’s beneficiary.

A director may designate a beneficiary or beneficiaries to receive payment of deferred amounts following death of the director.

Generally, the payment of deferred amounts may not be accelerated or delayed from the time specified in the director's election. However, the Committee may permit limited acceleration of distributions under rules that the Plan describes (i) in case of unforeseeable emergency, (ii) in the event of certain conflicts of interest, (iii) as necessary to comply with a domestic relations order, (iv) upon termination of the Plan, including termination of the Plan incident to a change in control, or (v) upon the Plan's failure to satisfy Internal Revenue Code rules applicable to deferred compensation. In addition, the Committee may require limited additional deferral of distributions under rules that the Plan describes (i) where required by securities law or other applicable law, (ii) to avoid loss of a federal income tax deduction for the payment, (iii) to avoid violation of a loan covenant that binds National Penn, or (iv) as required to satisfy Internal Revenue Code rules applicable to deferred compensation.

Election Among Payment Alternatives

A director's election of one of the payment alternatives under the Plan, and any change in a prior election, will be made by filing written notice with the Corporate Secretary. In the absence of another effective election, Board Fees will be paid currently in cash. The effectiveness of any election or any change in a prior election is subject to the following restrictions:

Current Stock Election. A Current Stock Election will remain in effect for each succeeding calendar year unless and until the director revokes such election. Any such revocation will become effective for the calendar year immediately following the calendar year in which such revocation is duly filed.

Deferred Cash and Deferred Stock Elections. A Deferred Cash Election or Deferred Stock Election is effective January 1 of the year following the year of filing the election with the Corporate Secretary. In the case of a person who is elected or appointed as a director and was not a director on December 31 of the preceding year, such Deferred Election must be made prior to the commencement of his term of office. A Deferred Election or the terms of payment specified therein may not be changed after the beginning of the calendar year for which it is effective. Any Deferred Election will remain in effect for each succeeding calendar year unless and until the director revokes such election. Any such amendment or revocation will become effective for the calendar year immediately following the calendar year in which such amendment or revocation is duly filed, and will remain effective until similarly changed. Any election as to payment date or payment mode is irrevocable unless (i) the Compensation Committee consents to the change, (ii) the change is made at least 12 months before the date that the distribution would have been made, (iii) the change does not take effect until at least 12 months after it is made and (iv) the change delays the distribution for a period of more than five years.

Any notice of an election or termination of an election becomes irrevocable when filed, except by the filing of a new election or termination notice which thereafter becomes effective as provided above. Any election terminates on the date a director ceases to be a member of all Boards. The termination of an election will not affect the payment of amounts previously deferred.

Amendment or Termination

The Board of Directors of National Penn may at any time amend or terminate the Plan, provided that no amendment or termination may adversely affect the rights of any Plan participant, including with respect to amounts or shares then credited to any Deferred Cash Compensation Account or Deferred Stock Compensation Account.

Term of Plan

The Plan will continue in effect until December 31, 2016 unless terminated at an earlier time by National Penn's Board of Directors.

Federal Income Tax Consequences

The following is a brief summary of the principal Federal income tax consequences of transactions under the Plan under present law.

Current Cash Payment. A director who does not make an election under the Plan (or who elects to defer only a portion of the Board Fees otherwise payable to the director) will recognize ordinary income equal to the amount of Board Fees received in cash during a calendar year.

Deferred Cash Election. A director who elects to defer all or a portion of the Board Fees otherwise payable in a calendar year for subsequent payment in cash will recognize ordinary income with respect to the amounts deferred only upon actual receipt of the deferred payments on distribution from the Deferred Cash Compensation Account. Any interest credited to a director's Deferred Compensation Account should also not be recognized as income by the director until actually received by the director on distribution from the account.

Current Stock Election. A director who elects to receive current payment of Board Fees in National Penn's common shares will recognize ordinary income upon receipt of the common shares in an amount equal to the fair market value of the shares received on the date of receipt. Upon disposition of any shares acquired under the Plan, a director will recognize capital gain or loss, which will be long-term or short-term depending upon whether or not the director held such shares for more than one year, equal to the difference between the amount realized upon the disposition and the director's basis in the shares.

Deferred Stock Election. A director who elects to receive deferred payment of Board Fees in National Penn's common shares will recognize ordinary income only upon actual receipt of the common shares on distribution from the director's Deferred Stock Compensation Account. Any additional shares credited to a director's Deferred Stock Compensation Account when dividends are paid on National Penn's common shares will also not be recognized as income by the director until actually received by the director on distribution from the account. The amount of income to be recognized by a director upon actual receipt of common shares is equal to the fair market value of the shares received on the date of receipt. Upon disposition of any shares acquired under the Plan, a director will recognize capital gain or loss, which will be long-term or short-term depending upon whether or not the director held such shares for more than one year, equal to the difference between the amount realized upon the disposition and the director's basis in the shares.

National Penn. National Penn will be entitled to a Federal income tax deduction equal to the amount of ordinary income recognized by the director, at the same time the director is required to recognize the ordinary income.

New Plan Benefits

All acquisitions of National Penn's common shares to be made under the Plan will be voluntary, all acquisition prices are presently unknown (such prices will be equal to the fair market value of the stock, as described above), and the amount of total Board Fees that will be payable in 2006 (partly dependent on the number of Board and Board committee meetings held) is presently unknown. Consequently, the benefits or amounts that will be received in 2006 by the non-employee directors are not determinable. For information on Plan operation during the ten years since adoption of the Plan in 1997, see “Background and Purpose” herein. For information on director compensation in 2005 and 2006, see the section of this Proxy Statement captioned “Director Compensation.”

Vote Required

The affirmative vote of a majority of the votes cast by all shareholders entitled to vote on the Plan is required to approve the Plan.

Recommendation of the Board of Directors

The Board of Directors recommends that shareholders vote FOR approval of the Plan.

EQUITY COMPENSATION PLAN TABLE

Plan Category(1)	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))

Equity compensation plans approved by security holders	3,353,837	$16.72	5,573,835 (2)(3)

Equity compensation plans not approved by security holders	None	N/A	N/A

Total

(1)
The table does not include information on stock options issued by National Penn in substitution for stock options of acquired companies. At December 31, 2005, 631,298 common shares are issuable upon exercise of substitute stock options issued in connection with acquisitions. Of this total: 38,356 shares are issuable upon exercise of substitute stock options issued in connection with the acquisition of Elverson National Bank; 9,474 shares are issuable upon exercise of substitute stock options issued in connection with the acquisition of Community Independent Bank, Inc.; 226,502 shares are issuable upon exercise of substitute stock options issued in connection with the acquisition of FirstService Bank; 300,710 shares are issuable upon exercise of substitute stock options issued in connection with the acquisition of HomeTowne Heritage Bank; and 56,256 shares are issuable upon exercise of substitute stock options issued in connection with the acquisition of Peoples First, Inc. The weighted average exercise price of all substitute stock options issued in acquisitions and outstanding at December 31, 2005 was $8.47 per share. In addition, 81,537 shares are issuable upon exercise of substitute stock options issued in connection with the acquisition of Nittany Financial Corp. on January 26, 2006. The weighted average exercise price of these substitute stock options is $3.82 per share. National Penn cannot grant additional stock options under any of these substitute stock option plans.

(2)	Includes 609,112 shares available for future issuance under National Penn’s Employee Stock Purchase Plan.

(3)
Includes 382,798 shares available for future issuance under National Penn’s Directors’ Fee Plan. Under the Directors’ Fee Plan, shares or phantom common stock units may be issued or credited at fair market value in lieu of cash for directors’ fees.

PROPOSAL 3 - RATIFICATION OF AUDITORS

Our Board’s Audit Committee is comprised entirely of directors who are independent as defined in the listing standards of The Nasdaq Stock Market. See “Director Independence” herein. Among other things, the Board has also determined that each committee member is financially literate and possesses accounting or related financial management expertise. The Board made these determinations in its business judgment, based on its interpretation of the Nasdaq Stock Market’s requirements for committee members. The Board has also determined that Ms. Langiotti, the Chair of the Audit Committee, and Mr. Hafer are each an “an audit committee financial expert”. The rules of the Securities and Exchange Commission define an “audit committee financial expert” as a person who has acquired certain attributes through education and experience that are particularly relevant to the functions of an audit committee.

Under the Audit Committee’s charter, the committee is responsible for selection of National Penn’s independent auditors pursuant to a well-organized process. The committee also evaluates and monitors the auditors’ qualifications, performance, and independence. This evaluation includes a review and evaluation of the lead partner of the independent auditors. The committee also takes into account the opinions of management and National Penn’s Senior Internal Audit Executive, who has supervisory responsibility for the internal audit function. You can learn more about the committee’s responsibilities with respect to the independent auditors in the committee’s charter, which is attached as Exhibit B to this proxy statement.

The Audit Committee conducted its 2006 evaluation of National Penn’s independent registered public accounting firm, Grant Thornton LLP, at its meeting in February 2006. Following that evaluation, the committee unanimously selected Grant Thornton LLP as National Penn’s independent auditors for 2006, subject to shareholder ratification.

Based on the recommendation of the Audit Committee, the Board unanimously recommends that shareholders vote to ratify the Audit Committee’s selection of Grant Thornton LLP as National Penn’s independent auditors for 2006. Grant Thornton LLP has served as National Penn’s independent auditors since 1980.

Representatives of Grant Thornton LLP will be present at the meeting to respond to appropriate questions, and they will have an opportunity to make a statement if they desire to do so.

The Audit Committee has adopted a policy that if a majority of the votes cast at the annual meeting are against ratification, the Committee will reconsider its selection of Grant Thornton LLP, even though the Committee is not obligated to select new independent auditors in that event.

The Board of Directors recommends a vote “FOR” ratification of the Audit Committee’s selection of Grant Thornton LLP as independent auditors for 2006.

AUDIT COMMITTEE REPORT

The Audit Committee of National Penn's Board of Directors is composed of five independent directors, as currently defined by Nasdaq rules, and operates under a written charter adopted by the Board of Directors. The charter is attached to this Proxy Statement as Exhibit B. To access the charter on National Penn's website at www.nationalpennbancshares.com, log on and select “Governance Documents.”

Under its charter, the Audit Committee assists the Board of Directors in its general oversight of National Penn's financial reporting, internal controls and audit functions.

Management is responsible for National Penn's financial reporting process, including its system of internal controls, and for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States (GAAP). Grant Thornton LLP, selected by the Audit Committee to serve as National Penn's independent registered public accounting firm, is responsible for performing an independent audit of National Penn's consolidated financial statements in accordance with auditing standards generally accepted in the United States and to issue a report thereon based on such audit.

The Audit Committee's responsibility is to monitor and oversee these processes. It is not the Audit Committee's duty or responsibility to conduct auditing or accounting reviews or procedures. The Audit Committee members are not National Penn employees and are not necessarily accountants or auditors by profession or experts in accounting or auditing, and their functions are not intended to duplicate or certify the activities of management or Grant Thornton LLP. Likewise, the Audit Committee is not aware of any reason to believe that Grant Thornton LLP is not "independent" under applicable rules. The Audit Committee serves a Board-level oversight role in which it provides advice, counsel and direction to management and Grant Thornton LLP on the basis of the information it receives, discussions with management and Grant Thornton LLP, and the experience of the Audit Committee's members in business, finance and accounting matters.

In this context, the Audit Committee has met and held discussions with management and Grant Thornton LLP. Management has represented to the Audit Committee that National Penn's consolidated financial statements were prepared with integrity and objectivity and in accordance with GAAP, and Grant Thornton LLP has represented to the Audit Committee that it has performed its audit of National Penn's consolidated financial statements in accordance with auditing standards generally accepted in the United States. The Audit Committee has relied upon the representations of management and Grant Thornton LLP without independent verification. The Audit Committee has reviewed and discussed the consolidated financial statements with management and Grant Thornton LLP.

The Audit Committee discussed with Grant Thornton LLP the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committees).

Grant Thornton LLP also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees), and the Audit Committee discussed with Grant Thornton LLP that firm's independence.

Based on the Audit Committee's discussions with management and Grant Thornton LLP, the representations of management to the Audit Committee, the representations of Grant Thornton LLP included in their report on National Penn's consolidated financial statements and otherwise on such report of Grant Thornton LLP, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in National Penn's Annual Report on Form 10-K for the year ended December 31, 2005.

Aggregate fees billed to National Penn by Grant Thornton LLP for the years ended December 31, 2005 and December 31, 2004 were as follows:

	Year Ended	Year Ended
	December 31, 2005	December 31, 2004

Audit Fees	$404,822	$611,000

Audit-Related Fees	43,819	25,430

Tax Fees	152,324	249,441

All Other Fees	None	None

Audit Fees. Consists of aggregate fees billed for professional services rendered for the audit of National Penn's consolidated annual financial statements and review of interim consolidated financial statements included in quarterly reports and services that are normally provided by Grant Thornton LLP in connection with statutory and regulatory filings or engagements for the years 2005 and 2004. Includes fees for Sarbanes-Oxley Act, Section 404, internal controls assessment work. Also includes fees for additional audit work performed on account of the loan fraud discovered in January 2005. Also includes services provided by Grant Thornton LLP in connection with National Penn's registration statements filed with the SEC in 2005 and 2004.

Audit-Related Fees. Consist of aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit or review of National Penn's consolidated financial statement and are not reported under "Audit Fees." Also includes accounting assistance related to acquisitions and consultations related to financial accounting and reporting standards and audits of National Penn's 401(k) plan and student loan portfolio, and the U. S. HUD-required audit of National Penn Mortgage Company.

Tax Fees. Consists of aggregate fees billed for professional services for tax compliance, tax advice and tax planning. Also includes assistance regarding federal and state tax compliance, tax audit defense, tax refund claims, and tax planning.

All Other Fees. Consists of aggregate fees billed for products and services provided by Grant Thornton LLP other than those disclosed above.

The Audit Committee considered whether the provision of the above services by Grant Thornton LLP is compatible with maintaining that firm’s independence. The Audit Committee is satisfied that it is.

Pre-Approval Requirements. The Audit Committee's policy is to pre-approve all audit and permissible non-audit services provided by National Penn’s independent registered public accounting firm. These services may be approved on a periodic basis so long as the services do not exceed pre-determined cost levels. If not approved on a periodic basis, such services must otherwise be separately pre-approved by the Audit Committee prior to being performed. In addition, any proposed services that were pre-approved on a periodic basis but later would exceed the pre-determined cost level also require separate pre-approval by the Audit Committee.
Patricia L. Langiotti, Chair
Fred D. Hafer	Robert E. Rigg
Frederick P. Krott	C. Robert Roth

 ADDITIONAL INFORMATION

"Householding" of Proxy Materials and Annual Reports

Securities and Exchange Commission rules permit companies and intermediaries (such as brokers, banks and other companies that hold shares in "street name") to satisfy the delivery requirements for proxy statements, prospectuses and certain other materials by delivering a single copy of these materials to an address shared by two or more of National Penn's shareholders. This delivery method is referred to as "householding," and can result in significant cost savings for National Penn, and in turn, National Penn's shareholders.

In order to take advantage of this opportunity, National Penn has delivered only one proxy statement and annual report to multiple shareholders who share an address, unless National Penn received contrary instructions from the affected shareholders prior to the mailing date. National Penn will, however, promptly deliver, upon written or oral request, a separate copy of the proxy statement or annual report, as requested, to a shareholder at a shared address to which a single copy of those documents was delivered. Shareholders of record who prefer to receive separate copies of a proxy statement or annual report, either now or in the future, can request a separate copy of the proxy statement or annual report by writing to National Penn at the following address: Corporate Secretary, National Penn Bancshares, Inc., Philadelphia and Reading Avenues, Boyertown, PA 19512, or by telephone at (610) 369-6202.

Conversely, if you are currently a shareholder of record who shares an address with another National Penn shareholder and wish to have your future proxy statements and annual reports "householded," please contact National Penn at the above address or telephone number.

If your National Penn stock is held in "street name" (i.e., held by a broker, bank or other intermediary), you can request separate copies of these documents by contacting the broker, bank or other intermediary. Conversely, if your National Penn shares are held in street name and you wish to have your future proxy statements and annual reports "householded," you can request "householding" by contacting the broker, bank or other intermediary.

Record Date; Shares Outstanding

Shareholders of record at the close of business on March 3, 2006 are entitled to vote their shares at the annual meeting. As of that date, there were 46,683,321 common shares outstanding and entitled to be voted at the meeting. The holders of those shares are entitled to one vote per share.

Quorum

The presence, in person or by proxy, of shareholders with power to cast a majority of all votes entitled to be cast at the meeting will constitute a quorum. A quorum must be present at the meeting before any business may be conducted.

If a quorum is not present, the shareholders who are represented at the meeting may adjourn the meeting until a quorum is present. The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice need be given. An adjournment will have no effect on the business that may be conducted at the meeting.

Proxies; Right to Revoke

If you participate in National Penn's Dividend Reinvestment and Stock Purchase Plan and/or Employee Stock Purchase Plan, your proxy will represent the number of shares registered in your name and the number of shares credited to your Dividend Reinvestment Plan and/or Employee Stock Purchase Plan accounts.

By submitting your proxy, you will authorize the persons named thereon or their substitutes to represent you and vote your shares at the meeting in accordance with your instructions. They may also vote your shares to adjourn the meeting and will be authorized to vote your shares at any adjournments or postponements of the meeting.

If you attend the meeting, you may vote your shares in person, regardless of whether you have submitted a proxy. In addition, you may revoke your proxy by sending a written notice of revocation to National Penn's Corporate Secretary, by submitting a later-dated proxy, or by voting in person at the meeting.

Default Voting

If you submit a proxy but do not indicate any voting instructions, your shares will be voted FOR the election of the Board of Directors' nominees as directors, FOR the approval of Proposal 2 - the Directors’ Fee Plan, and FOR the approval of Proposal 3 - Ratification of Auditors.

National Penn's Board and management know of no other business that is planned to be brought before the meeting. If any other business properly comes before the meeting for a vote, your shares will be voted according to the discretion of the holders of the proxy.

Voting by Street Name Holders

If you are the beneficial owner of shares held in "street name" by a broker, bank or other nominee, the nominee, as the record holder of the shares, is required to vote those shares as you may instruct. If you do not give instructions to the broker, the broker may not vote the shares on “non-routine” items including Proposal 2 - Directors’ Fee Plan.

Tabulation of Votes

Mellon Investor Services LLC, the transfer agent, will tabulate the votes.

Broker non-votes are counted as present for purposes of determining the presence or absence of a quorum for the transaction of business but will not be counted for purposes of determining whether a proposal has been approved. Broker non-votes occur when brokers, banks or other nominees do not receive voting instructions from the beneficial owners of the shares, and the nominee does not have discretionary voting authority with respect to a proposal. If you hold shares through a broker, bank, or other nominee and you do not give instructions as to how to vote, the nominee will have authority to vote your shares on certain routine items but not on other items. Broker non-votes will not be counted and will have no effect on the outcome of the vote on Proposal 2 - Directors’ Fee Plan or Proposal 3 - Ratification of Auditors.

Proxy Solicitation

National Penn will bear all costs of this proxy solicitation. National Penn's officers, directors and regular employees may solicit proxies by mail, in person, by telephone or by facsimile. National Penn will reimburse brokerage firms, custodians, nominees and fiduciaries for their expenses in forwarding proxy materials to beneficial owners. National Penn has engaged Mellon Investor Services LLC to assist in the solicitation of proxies for the meeting at a cost of $7,500 plus reasonable out-of-pocket expenses.

Shareholder Proposals and Nominations

Eligible shareholders may submit proposals to be considered for inclusion in National Penn's 2007 proxy materials for the 2007 annual meeting of shareholders if they do so in accordance with the applicable SEC rules. Any such proposals must be in writing and received by the Corporate Secretary at the principal executive offices of National Penn no later than November 22, 2006 in order to be considered for inclusion in National Penn's 2007 proxy materials. For information on how to submit the name of a person to be considered by the Nominating/Corporate Governance Committee for
possible nomination as a director, please see the discussion of the Committee's practices and procedures on page 9.

Director nominations and proposals for action at an annual meeting of shareholders may be made otherwise only:

•	Pursuant to National Penn's notice of such meeting;

•	By the presiding officer;

•	By or at the direction of a majority of the Board of Directors; or

•	By one or more shareholders in accordance with the applicable rules of the SEC and National Penn's governing By-Law provisions.

A shareholder may make a nomination for the election of a director or a proposal for action at an annual meeting only if written notice is received by the Corporate Secretary at National Penn's principal office not later than:

•	90 days prior to the annual meeting (which, for the 2007 annual meeting, would mean no later than January 24, 2007 if the annual meeting is held on April 24, 2007; or

•
If the annual meeting is to be held on a date other than the fourth Tuesday in April, the close of business on the tenth day following the first public disclosure of the meeting date. Public disclosure of the date of any annual meeting may be made in a filing with the SEC, in any notice given to the Nasdaq Stock Market or in a news release reported by any national news service.

Each shareholder notice must include:

•	As to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the notice is given:

•	The name and address of such shareholder and of such beneficial owner; and

•	The class and number of shares of the stock of National Penn that are owned of record and beneficially by such shareholder and such beneficial owner; and

•
A representation that the shareholder is a beneficial owner of stock of National Penn entitled to vote at such meeting and intends to be present at the meeting in person or by proxy to make such nomination or proposal.

Each notice of nomination for the election of a director from a shareholder also must set forth:

•	The name and address of the person to be nominated;

•
A description of all arrangements or understandings between the shareholder and the nominee and any other person or persons (naming such person or persons) pursuant to which the nomination is to be made by the shareholder;

•
Such other information regarding the nominee as would be required to be included in proxy materials filed under applicable rules of the SEC had the nominee been nominated by the Board of Directors; and

•	The written consent of the nominee to serve as a director of National Penn, if so elected.

Each notice of a proposal for action at an annual meeting from a shareholder also must set forth:

•	A brief description of the proposal;

•	The reasons for making such proposal; and

•	Any direct or indirect interest of the shareholder, or any person on whose behalf the shareholder is acting, in making such proposal.

If the Corporate Secretary receives notice of a shareholder proposal that complies with National Penn's governing By-Law provisions on or prior to the required date and if such proposal is properly presented at the 2007 annual meeting of shareholders, the proxies appointed by National Penn may exercise discretionary authority in voting on such proposal if, in National Penn's proxy statement for such meeting, National Penn advises shareholders of the nature of such proposal and how the proxies appointed by National Penn intend to vote on such proposal, unless the shareholder submitting the proposal satisfies certain SEC requirements, including the mailing of a separate proxy statement to National Penn's shareholders.

The presiding officer of the meeting may refuse to permit any nomination for the election of a director or proposal to be made at an annual meeting by a shareholder who has not complied with all of National Penn's governing By-Law procedures, including receipt of the required notice by the Corporate Secretary by the date specified. If a shareholder proposal is received by National Penn after the required notice date but the presiding officer of the meeting nevertheless permits such proposal to be made at the 2007 annual meeting of shareholders, the proxies appointed by
National Penn's Board of Directors may exercise discretionary authority when voting on such proposal.

Questions about these requirements, or notices mandated by them, may be directed to: Corporate Secretary, National Penn Bancshares, Inc., Philadelphia and Reading Avenues, P.O. Box 547, Boyertown, Pennsylvania 19512.

Shareholder List

For at least ten days prior to the meeting, a list of the shareholders entitled to vote at the annual meeting will be available for examination, for purposes germane to the meeting, during ordinary business hours at National Penn's principal executive offices. The list will also be available for examination at the meeting.

Annual Report for 2005

National Penn's Annual Report on Form 10-K (without exhibits) is enclosed with this proxy statement. It is also available at National Penn's website, www.nationalpennbancshares.com, and at the web site of the Securities and Exchange Commission, www.sec.gov.

EXHIBIT A
NATIONAL PENN BANCSHARES, INC.

DIRECTORS' FEE PLAN

SECTION I - DEFINITIONS

A. Board of Directors: The Board of Directors of the Company.

B. Change in Control Event: An event constituting a change in control of the Company as set forth in Section XVI herein.

C. Code: The Internal Revenue Code of 1986, as amended, and the same as may be amended from time to time.

D.  Common Stock: The Company's common stock, without par value.

E.  Company: National Penn Bancshares, Inc.

F.  Compensation Committee: The Compensation Committee of the Board of Directors (comprised solely of persons who are "non-employee directors" of the Company, as such term is defined by the Securities and Exchange Commission pursuant to Section 16 of the Securities Exchange Act of 1934).

G.  Corporate Secretary: The Corporate Secretary of the Company.

H.   Current Stock Election: An election to receive current payment of Director Fees in shares of Common Stock, without deferral.

I.  Deferred Cash Compensation Account: A book-entry reserve account maintained in the records of the Company (in the case of its participating Directors) or of a Subsidiary (in the case of its participating Directors) indicating the amount owed to an individual Director as a result of a cash deferral of his Director Fees.

J.  Deferred Cash Election: An election to defer the receipt of all or a portion of Director Fees and to receive eventual payment of such Director Fees in cash.

K.  Deferred Stock Compensation Account: A book-entry reserve account maintained in the records of the Company (in the case of its participating Directors) or of a Subsidiary (in the case of its participating Directors) indicating the amount owed to an individual Director as a result of a stock deferral of his Director Fees.

L.  Deferred Stock Election: An election to defer the receipt of all Director Fees and to receive eventual payment of such Director Fees in shares of Common Stock.

M.  Director: Any duly elected or appointed director of the Company or of a Subsidiary, or any duly appointed member of an advisory board of a Subsidiary, other than a person who is also a common law employee of the Company or of a Subsidiary. For purposes of administering and construing this Plan, such a common law employee shall be deemed to be a person who is not a Director.

N.  Director Fees: Fees which are payable to a Director for services performed by such Director as a member of the Board of Directors, as a member of a Subsidiary's board of directors, as a member of any committee, or as a member of any advisory board of a Subsidiary.

O.  Election: The election by a Director to receive payment of Director Fees other than currently in cash.

P.  Fair Market Value: The fair market value of a share of Common Stock, determined pursuant to Section XIII hereof.

Q.  Interest Crediting Date: March 31, June 30, September 30 and December 31 of each Plan Year.

R.   Plan: This Directors' Fee Plan, as adopted by the Company and as it may be amended from time to time.

S.  Plan Quarter: A calendar quarter.

T.  Plan Year: A calendar year.

U.  Subsidiary: Any corporation, 50% or more of the capital stock of which is owned, directly or indirectly, by the Company.

SECTION II - PURPOSE; RESERVATION OF SHARES

The purposes of the Plan are to provide each Director with payment alternatives for Director Fees and to increase the identification of interests between Directors and the shareholders of the Company by providing Directors with the opportunity to elect to receive payment of Director Fees in shares of Common Stock. For each Plan Year, the aggregate number of shares of Common Stock which may be issued under Current Stock Elections or credited to Deferred Stock Compensation Accounts for subsequent issuance under the Plan is limited to 81,500 shares, subject to adjustment and substitution as set forth in Section VII.B.

SECTION III - ELIGIBILITY TO PARTICIPATE

Except as otherwise provided in Section VI or Section VIII, any Director is eligible to participate in the Plan.

SECTION IV - PAYMENT OR DEFERRAL OF DIRECTORS' FEES

A. General. Each Director may elect to receive current payment of Director Fees either in cash or in shares of Common Stock, without deferral. Each Director also may elect to defer payment of Director Fees and to receive such deferred payment either in cash or in shares of Common Stock. An Election is made by filing with the Corporate Secretary a "Notice of Election" in the form prescribed by the Company, appropriately completed. Director Fees earned at any time for which an Election is not effective shall be paid in cash on the date determined under Section XIII. Any Election shall terminate on the date a Director ceases to be a Director. A Director may change an election to receive cash or shares of Common Stock, in each case with or without deferral, by filing a "Notice of Amendment or Revocation of Election" with the Corporate Secretary in accordance with the provisions of this Section IV. Any "Notice of Election" or "Notice of Amendment or Revocation of Election" shall become irrevocable when filed, except by the filing of a new "Notice of Election" or "Notice of Amendment or Revocation of Election" which thereafter becomes effective in accordance with the provisions of this Section IV.

B. Current Stock Payment. Any Director desiring to make a Current Stock Election shall file with the Corporate Secretary a "Notice of Election", appropriately completed. A Current Stock Election shall be effective on the date on which the "Notice of Election" is filed. Any Current Stock Election shall remain in effect for each succeeding Plan Year unless and until the Director revokes such Election by filing a "Notice of Amendment or Revocation of Election" with the Corporate Secretary, appropriately completed. Any such revocation shall become effective for the Plan Year immediately following the Plan Year in which such revocation is duly filed.

During the period that a Current Stock Election is effective, all Director Fees payable shall be paid by the issuance to the Director of a number of whole shares of Common Stock equal to the Director Fees payable divided by the Fair Market Value of a share of Common Stock on the date on which such Director Fees are payable (as provided in Section XIII hereof). Any amount of Director Fees which is not paid in Common Stock because it is less than the Fair Market Value of a whole share shall be accumulated in cash without interest and added to the amount used in computing the number of shares of Common Stock issuable to the Director on the next succeeding date on which Director Fees are payable under the Current Stock Election. Any such accumulated fractional amount remaining as of the effective date of any termination of a Current Stock Election or of the termination of the Plan shall be paid to the Director in cash on the next succeeding date on which Director Fees would have been payable to the Director under the Current Stock Election, but not later than March 15th of the calendar year following the Plan Year in which the fee was earned.

The Company shall issue share certificates to the Director for the shares of Common Stock acquired or, if requested in writing by the Director, the shares acquired shall be added to the Director's account under the Company's Dividend Reinvestment Plan. As of the date under Section XIII on which the Director Fees are payable in shares of Common Stock, the Director shall be a shareholder of the Company with respect to such shares.

C. Deferred Cash Payment. Any Director desiring to make a Deferred Cash Election shall, no later than December 31 of the Plan Year immediately preceding the Plan Year for which such Deferred Cash Election is to become effective, file with the Corporate Secretary a "Notice of Election", appropriately completed. In the case of a person who is elected or appointed as a Director and who was not a Director on the preceding December 31st, such Deferred Cash Election shall be made prior to the commencement of his term of office. Any Deferred Cash Election shall remain in effect for each succeeding Plan Year unless and until the Director amends or revokes such Election by filing with the Corporate Secretary a "Notice of Amendment or Revocation of Election", appropriately completed. Any such amendment or revocation shall become effective for the Plan Year immediately following the Plan Year in which such amendment or revocation is duly filed, and shall remain effective until the Plan Year immediately following the Plan Year in which a new "Notice of Amendment or Revocation of Election" is made as provided above.

D. Deferred Stock Payment. Any Director desiring to make a Deferred Stock Election shall, no later than December 31 of the Plan Year immediately preceding the Plan Year for which such Deferred Stock Election is to become effective, file with the Corporate Secretary a "Notice of Election", appropriately completed. In the case of a person who is elected or appointed as a Director and who was not a Director on the preceding December 31st, such Deferred Stock Election shall be made prior to the commencement of his term of office. Any Deferred Stock Election shall remain in effect for each succeeding Plan Year unless and until the Director revokes such Election by filing with the Corporate Secretary a "Notice of Amendment or Revocation of Election", appropriately completed. Any such amendment or revocation shall become effective for the Plan Year immediately following the Plan Year in which such amendment or revocation is duly filed, and shall remain effective until the Plan Year immediately following the Plan Year in which a new "Notice of Amendment or Revocation of Election" is made as provided above. Upon revocation of an election, the cash value of any fractional share shall be paid in the same manner as provided for current stock payments in Section IV-B.

SECTION V - DEFERRED CASH COMPENSATION ACCOUNT

A. General. The amount of any Director Fees deferred in accordance with a Cash Deferral Election shall be credited to a Deferred Cash Compensation Account in the name of the Director on the date on which such Director Fees are otherwise payable as provided in Section XIII.

B. Interest. On each Interest Crediting Date, each Deferred Cash Compensation Account shall be credited with additional amounts in the nature of interest. The rate of interest that will accrue with respect to a Deferred Cash Compensation Account for a given Plan Year will be equal to the rate of return realized by the Mandatory Deferral Accounts ("Mandatory Deferral Accounts") of the National Penn Bancshares, Inc. Executive Incentive Plan (the "Executive Incentive Plan") during the three-month period ended within such Plan Quarter. Interest on amounts in Deferred Cash Compensation Accounts shall accrue daily and shall be determined by reference to a 365/366-day year; provided, however, that no deferred Director Fee shall commence accruing interest until the first day of the Plan Quarter immediately following the Plan Quarter in which it is payable as provided in Section XIII.

Notwithstanding the provisions of the preceding paragraph, if a Deferred Cash Compensation Account is completely liquidated on a date other than an Interest Crediting Date, interest shall be credited to such Account, as of the date of its liquidation, for the period since the last Interest Crediting Date. The interest rate to be used shall be the rate of return realized by the Mandatory Deferral Accounts during the three-month period ended within the last preceding Plan Quarter.

Notwithstanding anything herein to the contrary, the Compensation Committee may vary the method of calculating interest on Deferred Cash Compensation Account balances if the Executive Incentive Plan is terminated or amended to materially alter the present nature of calculation of interest on Mandatory Deferral Accounts. The decision of the Compensation Committee as to the use of a substituted method of calculating interest shall be final and binding on all affected Directors.

SECTION VI - DISTRIBUTION OF DEFERRED
CASH COMPENSATION ACCOUNT BALANCES

A. General. No distribution from a Deferred Cash Compensation Account shall be made or commence prior to the (i) termination of the Director's service as such, (ii) the Director's attainment of age 65 or (iii) the later of the foregoing as selected by the Director in his initial Deferred Cash Election as occasioning such distribution. The actual date on which distribution will be made or commence will be determined by the Compensation Committee; provided, however, that such date may be no later than December 31 of the Plan Year in which the elected distribution event occurs.

Distributions from Deferred Cash Compensation Accounts may be made in a lump sum or in annual installments over a period of five or ten years, as elected. The amount of any annual installment shall be calculated by dividing the balance in a Director's Deferred Cash Compensation Account at the relevant time by the number of installments remaining to be paid. The actual method of distribution from a Director's Deferred Cash Compensation Account will be determined by the method of distribution selected by the Director in his initial Deferred Cash Election.

The balance of the Deferred Cash Compensation Account shall be appropriately reduced on the date of payment to the Director or the Director's designated beneficiary to reflect the installment payments made hereunder. Amounts held pending distribution pursuant to this Section VI shall continue to be credited with interest on a quarterly basis as described in Section V hereof.

Once made, an election as to the event which shall occasion a distribution and an election as to the method or timing of distribution shall be irrevocable, unless (i) the Compensation Committee consents in writing to an election change,(ii) the election change is made at least twelve months before the date that the distribution would have been made, (iii) the election change does not take effect until at least twelve months after the date of the election and (iv) the election change delays the distribution for a period of more than five years.

B. Beneficiary Designation. A Director may designate one or more persons to receive the balance in his Deferred Cash Compensation Account in the event of his death prior to receipt of the total amount therein. No such designation will be valid unless made on a "Beneficiary Designation" form prescribed by the Company, and duly and timely filed with the Corporate Secretary. A Director may at any time, and from time to time, revoke or amend such designation by duly and timely filing a new "Beneficiary Designation" form with the Corporate Secretary. If a Director dies without a completed "Beneficiary Designation" form on file with the Corporate Secretary, payment will be made to his estate. All distributions made as a result of death shall be paid in lump sums.

SECTION VII - DEFERRED STOCK COMPENSATION ACCOUNT

A. General. The amount of any Director Fees deferred in accordance with a Stock Deferral Election shall be credited to a Deferred Stock Compensation Account in the name of the Director. On each date on which Director Fees are payable under Section XIII to Directors for whom Stock Deferral Elections are in effect, the Director's Deferred Stock Compensation Account shall be credited with a number of shares of Common Stock (including fractional shares) equal to the Director Fees payable divided by the Fair Market Value of a share of Common Stock on that date. If a dividend or distribution is paid on the Common Stock in cash or property other than Common Stock, then, on the date of payment of the dividend or distribution to holders of the Common Stock, each Deferred Stock Compensation Account shall be credited with the number of shares of Common Stock (including fractional shares) equal to the number of shares of Common Stock credited to such Account on the date fixed for determining the shareholders entitled to receive such dividend or distribution times the amount of the dividend or distribution paid per share of Common Stock divided by the Fair Market Value of a share of Common Stock on the date on which the dividend or distribution is paid. If the dividend or distribution is paid in property, the amount of the dividend or distribution shall equal the fair market value of the property on the date on which the dividend or distribution is paid. The Deferred Stock Compensation Account of a Director shall be charged on the date of distribution with any distribution of shares of Common Stock made to the Director from such Account pursuant to Section VIII A hereof.

B. Adjustment and Substitution. The number of shares of Common Stock credited to each Deferred Stock Compensation Account, and the number of shares of Common Stock available for issuance or crediting under the Plan in each Plan Year in accordance with Section II hereof, shall be proportionately adjusted to reflect any dividend or other distribution on the outstanding Common Stock payable in shares of Common Stock or any split or consolidation of the outstanding shares of Common Stock. If the outstanding Common Stock shall, in whole or in part, be changed into or exchangeable for a different class or classes of securities of the Company or securities of another company or cash or property other than Common Stock, whether through reorganization, reclassification, recapitalization, merger, consolidation or otherwise, the Board of Directors shall adopt such amendments to the Plan as it deems necessary to carry out the purposes of the Plan, including the continuing deferral of any amount of any Deferred Stock Compensation Account.

SECTION VIII - DISTRIBUTION OF DEFERRED
STOCK COMPENSATION ACCOUNT BALANCES

A. General. No distribution from a Deferred Stock Compensation Account shall be made or commence prior to the (i) termination of the Director's service as such, (ii) the Director's attainment of age 65 or (iii) the later of the foregoing, as selected by the Director in his initial Deferred Stock Election as occasioning such distribution. The actual date on which distribution will be made or commence will be determined by the Compensation Committee; provided, however, that such date may be no later than December 31 of the Plan Year in which such event occurs.

Distributions of Common Stock from Deferred Stock Compensation Accounts may be made in a lump sum or in annual installments over a period of five or ten years. The number of shares of Common Stock distributed in any annual installment shall be calculated by dividing the balance in a Director's Deferred Stock Compensation Account at the relevant time by the number of installments remaining to be paid. The actual method of distribution from a Director's Deferred Stock Compensation Account will be determined by the method of distribution selected by the Director in his initial Deferred Stock Election.

The balance of the number of shares of Common Stock in the Deferred Stock Compensation Account shall be appropriately reduced to reflect the installment payments made hereunder. Shares of Common Stock remaining in a Deferred Stock Compensation Account pending distribution pursuant to this Section shall continue to be credited with respect to dividends or distributions paid on the Common Stock pursuant to Section VII hereof and shall be subject to adjustment or substitution pursuant to Section VII hereof. If a lump sum payment or the final installment payment hereunder would result in the issuance of a fractional share of Common Stock, such fractional share shall not be issued and cash in lieu of such fractional share shall be paid to the Director based on the Fair Market Value of a share of Common Stock on the date immediately preceding the date of such payment.

The Company shall issue share certificates to the Director, or the Director's designated beneficiary, for the shares of Common Stock distributed hereunder, or if requested in writing by the Director, the shares to be distributed shall be added to the Director's account under the Company's Dividend Reinvestment Plan. As of the date on which the Director is entitled to receive payment of shares of Common Stock, the Director shall be a shareholder of the Company with respect to such shares.

Once made, an election as to the event which shall occasion a distribution and an election as to the method or timing of distribution shall be irrevocable, unless (i) the Compensation Committee consents in writing to an election change, (ii) the election change is made at least twelve months before the date that the distribution would have been made, (iii) the election change does not take effect until at least twelve months after the date of the election and (iv) the election change delays the distribution for a period of more than five years.

B. Beneficiary Designation. A Director may designate one or more persons to receive the balance in his Deferred Stock Compensation Account in the event of his death prior to receipt of the total amount therein. No such designation will be valid unless made on a "Beneficiary Designation" form prescribed by the Company, and duly and timely filed with the Corporate Secretary. A Director may at any time, and from time to time, revoke or amend such designation by duly and timely filing a new "Beneficiary Designation" form with the Corporate Secretary. If a Director dies without a completed "Beneficiary Designation" form on file with the Corporate Secretary, payment will be made to his estate. All distributions made as a result of death shall be paid in lump sums.

SECTION IX - NON-ALIENABILITY OF BENEFITS

A. General Rule. Except as provided in Section IX B, neither the Director nor any beneficiary designated by the Director shall have the right, directly or indirectly, to alienate, assign, transfer, pledge, anticipate or encumber (except by reason of death) any amount that is or may be payable hereunder, nor shall any such amount be subject to anticipation, alienation, sale, assignment, transfer, pledge, encumbrance, attachment or garnishment by creditors of the Director or the Director's designated beneficiary or to the debts, contracts, liabilities, engagements or torts of any Director or the Director's designated beneficiary, or transfer by operation of law in the event of bankruptcy or insolvency of the Director or the Director's designated beneficiary, or any legal process.

B. Domestic Relations Order. The Compensation Committee shall permit an assignment of all or a portion of a Director's interest in the Plan to the extent that such assignment is required to comply with any judgment, decree or order (including approval of a property settlement agreement) which relates to the provision of child support, alimony payments or marital property rights to a spouse, former, spouse child or other dependent of a Director made pursuant to a State domestic relations law.

SECTION X - NATURE OF DEFERRED ACCOUNTS

Any Deferred Cash Compensation Account or Deferred Stock Compensation Account shall be established and maintained only on the books and records of the Company or the applicable Subsidiary, and no assets or funds of the Company, a Subsidiary or the Plan or shares of Common Stock shall be removed from the claims of the Company's or a Subsidiary's general or judgment creditors or otherwise made available until such amounts are actually payable to Directors or their designated beneficiaries as provided herein.

  The Plan constitutes a mere promise by the Company or the applicable Subsidiary to make payments in the future. The Directors and their designated beneficiaries shall have the status of, and their rights to receive a payment of cash or shares of Common Stock under the Plan shall be no greater than the rights of, general unsecured creditors of the Company or the applicable Subsidiary. No person shall be entitled to any voting rights with respect to shares credited to a Deferred Stock Compensation Account and not yet payable to a Director or the Director's designated beneficiary. The Company and the Subsidiaries shall not be obligated under any circumstances to fund their respective financial obligations under the Plan and the Plan is intended to constitute an unfunded plan for Federal income tax purposes.

SECTION XI - PLAN ADMINISTRATION

The Compensation Committee shall, with respect to the Plan, have full power and authority to construe, interpret, manage, control and administer this Plan, and to pass and decide upon cases in conformity with the objectives of the Plan under such rules as the Board of Directors and/or the Compensation Committee may establish consistent with satisfying the requirements of section 409A of the Code and other applicable law.

If the Compensation Committee deems any person entitled to receive a distribution incapable of receiving or disbursing the same by reason of age, illness or any infirmity or incapacity of any kind, payment may be made directly for the comfort, support and maintenance of such person or to any person selected by the Compensation Committee to disburse the same, whose receipt shall be a complete acquittance therefor.

SECTION XII - ACCELERATION OF DISTRIBUTION

A. Hardship. Notwithstanding the terms of a Cash Deferral Election or a Stock Deferral Election made by a Director hereunder, the Compensation Committee may, in its sole discretion, permit the withdrawal of amounts credited to a Deferred Cash Compensation Account or of shares credited to a Deferred Stock Compensation Account with respect to Director Fees previously payable, upon the request of a Director or the Director's representative, if the Compensation Committee determines that the Director or the Director's representative, as the case may be, is confronted with an unforeseeable emergency. If a Director receives a distribution under this Section, the Director's deferral election shall automatically be cancelled and any later deferral election shall be subject to the rules governing initial elections. For this purpose, an unforeseeable emergency is a severe financial hardship of the Director resulting from (i) an illness or accident of the Director, the Director's spouse, or the Director's dependent (within the meaning of section 152(a) of the Code, (ii) loss of the Director's property due to a casualty (including the need to rebuild a home following damage to a home not otherwise covered by insurance; (iii) or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Director. The Director or the Director's representative shall provide to the Compensation Committee such evidence as the Compensation Committee, in its discretion, may require to demonstrate that such emergency exists and financial hardship would occur if the withdrawal were not permitted. The withdrawal shall be limited to the amount or to the number of shares, as the case may be, reasonably necessary to meet the emergency need (including amounts necessary to pay any applicable taxes or penalties resulting from the distribution) and not otherwise relieved through reimbursement or compensation from insurance or otherwise, by liquidation of the Director's other assets (to the extent liquidation of such assets would not cause severe financial hardship or by cessation of deferrals under this Plan. Payment shall be made as soon as practicable after the Compensation Committee approves the payment and determines the amount of the payment or number of shares which shall be withdrawn, in a single lump sum. No Director shall participate in any decision of the Compensation Committee regarding such Director's request for a withdrawal under this Section XII.

B. Conflict of Interest. Notwithstanding anything herein to the contrary, if an individual becomes subject to a certificate of divestiture (within the meaning of section 1043(b)(2) of the Code) issued in connection with Federal conflict-of-interest requirements, the Compensation Committee shall take whatever action is necessary to comply with such certificate, including, if required, accelerated distribution of the individual's Deferred Cash Account and/or Deferred Stock Account and conversion of a Deferred Stock Account to a Deferred Cash Account.

C. Domestic Relations Order. The Compensation Committee shall permit an acceleration of the time or payment schedule to a person other than the Director to the extent such acceleration is required to comply with a domestic relations order, as provided for in Section IX B.

D. Income Inclusion under Section 409A. The Compensation Committee shall permit the acceleration of the time or schedule of a payment at any time that this Plan fails to meet the requirements of section 409A of the Code and the regulations that apply to it. The payment may not exceed the amount required to be included in income as a result of the failure to comply with the requirements of section 409A and the regulations.

E. Plan Termination. Distribution may be accelerated in accordance with the Plan termination provisions of Section XVI.

SECTION XIII - PAYMENT DATES; FAIR MARKET VALUE

Director Fees payable currently in cash or to be credited to a Deferred Cash Compensation Account shall be paid or credited, as the case may be, on such dates as the Company's or the Subsidiary's management shall determine, but not less frequently than June 30 and December 31 of each Plan Year. Director Fees payable currently in shares of Common Stock or to be credited to a Deferred Stock Compensation Account shall be paid or credited, as the case may be, on June 30 and December 31 of each Plan Year, in each case covering the six-month period ending on such date.

"Fair Market Value" of a share of Common Stock on a given date shall be determined (i) based on the average of the closing sale prices of a share of Common Stock for the ten (10) day trading period ending on the given date, as reported on the National Association of Securities Dealers Automated Quotation ("Nasdaq") National Market and published in The Wall Street Journal, (ii) if no closing sale prices are reported during such ten (10) day trading period, based on the average of the mean of the bid and asked prices per share of Common Stock for such ten (10) day trading period, as reported on Nasdaq, (iii) if the Common Stock is listed on a stock exchange, based on the average of the closing sale prices of a share of Common Stock for the ten (10) day trading period ending on the given date, as reported in The Wall Street Journal, or (iv) if the Common Stock is not listed on Nasdaq or on a stock exchange, by the Board of Directors in its sole discretion.

SECTION XIV - SECURITIES LAWS; ISSUANCE OF SHARES

Subject to Section XV A, the obligation of the Company to issue or credit shares of Common Stock under the Plan shall be subject to (i) the effectiveness of a registration statement under the Securities Act of 1933, as amended, with respect to such shares, if deemed necessary or appropriate by counsel for the Company, (ii) the condition that the shares shall have been listed (or authorized for listing upon official notice of issuance) upon Nasdaq or each stock exchange, if any, on which the shares of Common Stock may then be listed and (iii) all other applicable laws, regulations, rules and orders which may then be in effect. If, on the date on which any shares of Common Stock would be issued pursuant to a Current Stock Election or credited to a Deferred Stock Compensation Account, sufficient shares of Common Stock are not available under the Plan or the Company is not obligated to issue shares pursuant to this Section, then no shares of Common Stock shall be issued or credited, but rather, in the case of a Current Stock Election, cash shall be paid in payment of the Director Fees payable, and in the case of a Deferred Stock Compensation Account, Director Fees and dividends which would otherwise have been credited in shares of Common Stock shall be credited in cash to a Deferred Cash Compensation Account in the name of the Director. The Compensation Committee shall adopt appropriate rules and regulations to carry out the intent of the immediately preceding sentence if the need for such rules and regulations arises.

SECTION XV - PERMITTED AND REQUIRED PAYMENT DELAYS

A. Violation of Law. Payment will be delayed if the Company reasonably anticipates that the making of the payment will violate Federal securities laws or other applicable law; provided, that the payment is made at the earliest date at which the Company reasonably anticipates that the making of the payment will not cause such violation. For purposes of this provision, the making of a payment that would cause inclusion in gross income or the application of any penalty provision or other provision of the Code is not treated as a violation of applicable law.

B. Payments Subject to Section 162(m). Payment will be delayed if the Company reasonably anticipates that its deduction with respect to such payment would otherwise be limited or eliminated by application of section 162(m) of the Code; provided that the Company reasonably anticipates that the deduction of the payment amount will not be limited or eliminated by application of section 162(m) for the calendar year in which the individual separates from service.

C. Loan Covenant. Payment will be delayed if the Company reasonably anticipates that the making of the payment will violate a term of a loan agreement to which the Company is a party, or other similar contract to which the Company is a party, and such violation will cause material harm to the Company; provided that the payment is made at the earliest date at which the Company reasonably anticipates that the making of the payment will not cause such violation, or such violation will not cause material harm to the Company and provided that the Company entered into such loan agreement (including such covenant) or other similar contract for legitimate business reasons and not to avoid the restrictions of section 409A of the Code.

D. Required Delay. If payment is required to be delayed for six months from separation from service because the payee is a "specified employee" subject to such payment delay by reason of section 409A(a)(2)(B)(i) of the Code and the regulations thereunder, then the payment shall be delayed until the first day that such restriction on payment expires.

SECTION XVI - AMENDMENT,
MODIFICATION, SUSPENSION OR TERMINATION

A. General. The Company reserves the right, by and through the Board of Directors, to amend, suspend or terminate all or any part of the Plan at any time; provided, that no such amendment, suspension or termination shall adversely affect the amounts or shares then credited to any Deferred Cash Compensation Account or to any Deferred Stock Compensation Account.

B. Termination Incident to Change in Control Event. If this Plan is terminated within thirty days preceding or the twelve months following a Change in Control Event (as defined below), distributions shall be made in one lump sum thirty days after the later of the Change in Control Event or the action providing for Plan termination, as the case may be. For purposes of this provision, accelerated distribution is only permitted if substantially all similar arrangements that the Company sponsors are terminated in a manner that requires participants in such arrangements to receive all amounts of compensation deferred under the terminated arrangements within twelve months of the date of termination of the arrangements.

A Change in Control Event is any of the following:

1. A change in the ownership of the Company, which is deemed to occur when any one person, or more than one person acting as a group acquires ownership of stock of the Company that, together with stock held by such person or group, constitutes more than fifty percent of the total fair market value or total voting power of the stock of the Company.

2. A change in the effective control of the Company, which is deemed to occur when (i) either any one person, or more than one person acting as a group, acquires (or has acquired during the twelve-month period ending on the most recent acquisition by such person or group) ownership of the stock of the Company possessing thirty-five percent or more of the total voting power of the Company's stock or (ii) a majority of the Company's Board of Directors is replaced during any twelve-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board of Directors prior to the date of appointment or election.

3. A change in the ownership of a substantial portion of the Company' assets, which is deemed to occur on the date that any one person, or more than one person acting as a group acquires (or has acquired during the twelve-month period ending on the most recent acquisition by such person or group) assets from the Company that have a total gross fair market value equal to or more than forty percent of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions.

4. The existence of any of the foregoing events shall be determined based on objective standards and in complete accordance with the requirements of section 409A of the Code and the regulations thereunder so that any accelerated distribution resulting from application of this Section does not result in a violation of section 409A of the Code.

C. Other Terminations. If this Plan is terminated for reasons other than as provided above, the Board of Directors may authorize accelerated distributions only if (i) all arrangements that the Company sponsors that would be aggregated with this Plan under regulations promulgated under section 409A of the Internal Revenue Code of 1986, as amended, are terminated, (ii)no payments other than payments that would be payable under the Plan if the termination had not occurred are made within twelve months of the termination, (iii) all payments are made within twenty-four months of the termination; and (iv) the Company does not adopt a new arrangement that would be aggregated with this Plan under regulations promulgated pursuant to section 409A if any person participated in this Plan and such new arrangement at any time within five years following the date of termination.

SECTION XVII - GOVERNING LAW; PRONOUNS

Except to the extent pre-empted by Federal law, the provisions of the Plan shall be construed, administered and enforced in accordance with the domestic internal law (but not the law of conflicts of law) of the Commonwealth of Pennsylvania. Each masculine, feminine or neuter pronoun used herein shall be deemed a reference to each other gender, as the content requires.

SECTION XVIII - RESTATEMENT; EFFECTIVE DATE

This Plan is an amendment and restatement effective as of January 1, 2005, of the Company's Deferred Compensation Plan for Non-Employee Directors. This Plan as amended and restated herein was approved by the Board of Directors on November 23, 2005.

The Plan originally was adopted by the Board of Directors effective January 1, 1995 and was subsequently amended or amended and restated from time to time.

The Plan as amended and restated herein shall continue in effect for a term through December 31, 2016, provided it is approved by the Company's shareholders at the 2006 Annual Meeting unless sooner terminated under Section XVI. If the Plan is not approved by shareholders at the 2006 Annual Meeting, it shall terminate on December 31, 2006, unless sooner terminated under Section XVI.

EXHIBIT B

NATIONAL PENN BANCSHARES, INC.

AUDIT COMMITTEE CHARTER

Purpose

The Audit Committee of the Board of Directors (the "Board") of National Penn Bancshares, Inc. (the "Company") assists the Board with four major responsibilities, in monitoring (1) the integrity of the Company's financial statements, (2) the reported status of significant internal controls affecting business operations, (3) the Company's reported compliance with legal and regulatory requirements, and (4) the qualifications, independence and performance of the Company's internal and independent auditors.

Membership

The Audit Committee will be comprised of five or more independent directors. The members of the Audit Committee shall meet the independence and experience requirements of (1) The Nasdaq Stock Market, Inc., (2) Section 10A(m)(3) of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules and regulations of the Securities and Exchange Commission ("SEC") issued thereunder, and (3) the Federal Deposit Insurance Act and the regulations of the Federal Deposit Insurance Corporation ("FDIC") issued thereunder. The Board shall appoint the members of the Audit Committee.

The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to any advisors employed by the Audit Committee.

The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditors to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

Meetings

The Audit Committee shall meet quarterly and as called by the Chairperson and will maintain minutes and other relevant records of its meetings and decisions. The Audit Committee shall make regular reports to the Board, including an annual review and assessment of the adequacy of this Charter and will recommend any proposed changes to the Board for approval.

Oversight Areas

While the Audit Committee may perform additional duties as determined by the Board, the Audit Committee shall perform the tasks outlined in the following paragraphs in order to fulfill its four major responsibilities noted above.

Monitor the integrity of the Company's financial statements

•
Review with management and the independent auditors the Company's annual audited financial statements, and recommend to the Board whether the audited financial statements should be included in the Company's Annual Report on Form 10-K.

•	Review with management and the independent auditors the interim financial information contained in the Company's Quarterly Report on Form 10-Q prior to its filing.

•
Review with management and the independent auditors any significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles, any major issues as to the adequacy of the Company's internal controls and any special steps adopted in light of significant control deficiencies.

•
Discuss with the independent auditors the quality, not just the acceptability, of the Company's accounting principles and other matters required to be discussed by Statement on Auditing Standards No. 61, as amended by Statement on Auditing Standards No. 90, relating to the conduct of the audit.

•
Review and discuss quarterly reports from the independent auditors on (a) all critical accounting policies and practices to be used; (b) all alternative treatments of financial information within GAAP that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors; and (c) other material written communications between the independent auditors and management, such as any management letter and any responses thereto.

•	Review with management, as a Committee or by designated member, the Company's earnings announcements before their release.

•
Review disclosures made to the Audit Committee by the Company's CEO and CFO during their certification process for the Annual Report on Form 10-K and Quarterly Report on Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

Monitor the reported status of significant internal controls affecting business operations

•
Inquire of the internal auditors, independent auditors, bank examiners, and management, as necessary, about reported significant risks and exposures and assess the steps management has taken to minimize such risks and exposures, including the adequacy of policies, procedures, and internal controls.

•
Receive and review examination, consulting, and any other evaluative reports regarding the status of internal controls or compliance with any laws, rules, regulations, or guidelines, from any regulatory agency or other review party with which the Company does business or which administers any regulations, rules, laws or guidelines applicable to the Company.

Monitor the Company's reported compliance with legal and regulatory requirements

•
Approve, after preparation by counsel and review by internal audit and the independent auditors, the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

•
Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

•	Perform such additional duties as shall be required by applicable regulations of the SEC and/or the FDIC.

Monitor the qualifications, independence and performance of the Company's internal and independent auditors

•	Meet at least annually with the Chief Financial Officer, the senior internal audit executive, and the independent auditors in separate sessions.

•	Annually review and assess the adequacy of the Company's Internal Audit Policy and approve changes as deemed necessary.

•	Review and approve, as appropriate, the internal audit function's responsibilities, budget, compensation, staffing, schedule, performance, and replacement of the senior internal audit executive.

•	Have sole authority to appoint, evaluate the performance of, and replace, the independent auditors, which firm shall report directly to the Audit Committee.

•
Be directly responsible for the level of compensation, and oversight of the work, of the independent auditors, including resolution of disagreements between management and the independent auditors regarding financial reporting, for the purpose of preparing or issuing an audit report or related work.

•	Pre-approve all auditing services and permitted non-audit services, including the fees and terms thereof, to be performed for the Company by the independent auditors.

•
In its discretion, form and delegate authority to subcommittees consisting of one or more members, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next meeting.

•	Annually review the total fees paid to the independent auditors, considering whether the provision of non-audit services impaired or impairs the independence of the independent auditors.

•	Meet with the independent auditors prior to the audit to review the planning and staffing of the audit.

•	Meet with the independent auditors periodically to review the qualifications of any members or employees of the firm assigned to perform either audit or permitted non-audit services for the Company.

•
Review with the independent auditors any problems or difficulties the auditors may have encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

•
Receive periodic reports from the independent auditors regarding the auditors' independence consistent with Independence Standards Board Standard 1; discuss such reports with the auditors; and if so determined by the Audit Committee, take appropriate action to oversee the independence of the auditors.

•	Ensure the rotation of the audit partners as required by law.

•	Obtain assurance from the independent auditors that the required response to audit discovery provisions of Section 10A(b) of the Exchange Act have not been implicated.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to prepare the Company's financial statements. These are the responsibilities of management or the independent auditors.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

NATIONAL PENN BANCSHARES, INC.

The undersigned hereby appoints Paul W. McEwen, Dale C. Henne, and Dr. Harold C. Wegman proxies, each with power to act without the others and with power of substitution, and hereby authorizes them to represent and vote, as designated on the other side, all the shares of stock of National Penn Bancshares, Inc. ("National Penn") standing in the name of the undersigned with all powers which the undersigned would possess if present at the Annual Meeting of Shareholders of National Penn to be held on April 25, 2006, and at any adjournments or postponements thereof.

(Continued on reverse side)

Address Change (Mark the corresponding box on the reverse side)

*FOLD AND DETACH HERE*

You can now access your National Penn Bancshares, Inc. account online.

Access your National Penn Bancshares, Inc. shareholder account online via Investor ServiceDirect(R) (ISD).

Mellon Investor Services LLC, Transfer Agent for National Penn Bancshares, Inc. now makes it easy and convenient to get current information on your shareholder account.

* View account status

* View certificate history

* View book-entry information

* View payment history for dividends

* Make address changes

* Obtain a duplicate 1099 tax form

* Establish/change your PIN

Visit us on the web at http://www.melloninvestor.com/isd

For Technical Assistance call 1-877-978-7778 between 9am-7pm Monday-Friday Eastern Time

Please Mark Here
for Address Change
SEE REVERSE SIDE

This proxy when properly executed will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of the Class I Director nominees listed below, FOR approval of the Directors’ Fee Plan (Proposal 2), and FOR ratification of National Penn’s independent auditors for 2006 (Proposal 3).

1. Election of Class I Directors:

NOMINEES:	FOR	WITHHOLD
01 J. Ralph Borneman, Jr.	all nominees	AUTHORITY
02 George C. Mason	listed to the left	to vote for all
03 Glenn E. Moyer	(except as marked	nominees listed
04 Robert E. Rigg	to the contrary)	to the left

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

2.	Approval of the Directors’ Fee Plan.

	FOR _____	AGAINST _____	ABSTAIN _____

3.	Ratification of National Penn’s independent auditors for 2006.

	FOR _____	AGAINST _____	ABSTAIN _____

4.	In their discretion, the proxy holders are authorized to vote upon such other business as may come before the Annual Meeting and any adjournments or postponements thereof.

PLEASE SIGN, DATE AND RETURN PROMPTLY OR VOTE BY TELEPHONE OR INTERNET. TO VOTE BY TELEPHONE OR INTERNET, FOLLOW THE INSTRUCTIONS ATTACHED BELOW.

Signature _________________ Signature if held jointly ____________  Date ___________________
Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

*FOLD AND DETACH HERE*

Vote by Internet or Telephone or Mail

Internet and telephone voting is available 24 hours a day, 7 days a week, until 4 PM Eastern Time on April 25, 2006, the day of the annual meeting.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet		Telephone		Mail

http://www.proxyvoting.com/npbc		1-866-540-5760		Mark, sign and date
Use the Internet to vote		Use any touch-tone		your proxy card and
your proxy. Have your proxy		telephone to vote your		return it in the enclosed
card in hand when you access	OR	proxy. Have your proxy	OR	postage-paid envelope.
the web site.		card in hand when you
call.

If you vote your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.

VOTING INSTRUCTION CARD

THIS VOTING INSTRUCTION CARD IS SOLICITED ON BEHALF OF THE BOARD
OF DIRECTORS NATIONAL PENN BANCSHARES, INC.

This Voting Instruction Card serves to instruct National Penn Investors Trust Company, as trustee (the “Trustee”) under the National Penn Bancshares Inc. Capital Accumulation Plan (the “Plan”), to vote, as designated herein, all the shares of stock of National Penn Bancshares, Inc. (“National Penn”) entitled to be voted by the undersigned participant under the terms of such Plan with respect to the Annual Meeting of Shareholders of National Penn to be held on April 25, 2006, and at any adjournments or postponements thereof.

The undersigned, in giving such instructions, will act as named fiduciary for (a) such shares that have been allocated to the account of the undersigned, (b) a proportionate share of such shares that have been allocated to the accounts of other participants in the Plan as to which the Trustee receives no instructions, and (c) a proportionate share of such shares held in the Plan that have not been allocated to any participants in the Plan.

(Continued on the other side)

Address Change (Mark the corresponding box on the reverse side)

*FOLD AND DETACH HERE*

Please Mark Here
for Address Change
SEE REVERSE SIDE

This voting instruction card when properly executed will be voted as instructed by the undersigned participant subject to applicable law. If no instructions are given, the shares allocated to the undersigned participant will be voted by the Trustee in accordance with the terms of the Plan and applicable law.

1. Election of Class I Directors:

NOMINEES:	FOR	WITHHOLD
01 J. Ralph Borneman, Jr.	all nominees	AUTHORITY
02 George C. Mason	listed to the left	to vote for all
03 Glenn E. Moyer	(except as marked	nominees listed
04 Robert E. Rigg	to the contrary)	to the left
	________	________

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

2.	Approval of the Directors’ Fee Plan.

	FOR _____	AGAINST _____	ABSTAIN _____

3.	Ratification of National Penn’s independent auditors for 2006.

	FOR _____	AGAINST _____	ABSTAIN _____

4.	In its discretion, the Trustee is authorized to vote upon such other business as may come before the Annual Meeting and any adjournments or postponements thereof.

PLEASE SIGN, DATE AND RETURN PROMPTLY OR VOTE BY TELEPHONE OR INTERNET. TO VOTE BY TELEPHONE OR INTERNET, FOLLOW THE INSTRUCTIONS ATTACHED BELOW.

Signature ___________________________________ Date __________________
Please sign exactly as name appears hereon.

*FOLD AND DETACH HERE*

Vote by Internet or Telephone or Mail

Internet and telephone voting is available 24 hours a day, 7 days a week, until Midnight Eastern Time on April 20, 2006.

Your Internet or telephone vote authorizes the Trustee to vote your shares in the same manner as if you marked, signed and returned your instruction card.

Internet		Telephone		Mail

http://www.proxyvoting.com/npbc		1-866-540-5760		Mark, sign and date
Use the Internet to vote.		Use any touch-tone		your instruction card
Have your instruction card		telephone to vote.		and return it in the
in hand when you access the	OR	Have your instruction	OR	enclosed postage-paid
web site.		card in hand when you		envelope.
call.

If you vote by Internet or by telephone, you do
NOT need to mail back your instruction card.

www.nationalpennbancshares.com